UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4186

John Hancock Income Securities Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer
601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2011

Item 1. Schedule of Investments.

John Hancock
MUTUAL FUNDS

John Hancock
Income Securities Trust

Annual Report
10.31.11

Ticker | **JHS**

Management’s discussion of
Fund performance

By John Hancock Asset Management a division of Manulife Asset Management (US) LLC

U.S. bonds posted positive returns for the 12 months ended October 31, 2011. Bonds generated mixed results during the first half of the period as improving economic conditions provided a lift to corporate bonds and commercial mortgage-backed securities, while the threat of rising inflation put downward pressure on Treasury bonds. During the last six months, a marked slowdown in global economic activity and worsening sovereign debt problems in Europe led to a flight to quality, with higher-quality bonds leading the advance. In particular, investors flocked to the relative safety of the Treasury market, sending Treasury yields down to historically low levels. For the 12-month period ended October 31, 2011, investment-grade corporate bonds posted the best returns, while mortgage-backed securities lagged. For the year ended October 31, 2011, John Hancock Income Securities Trust produced a total return of 6.78% at net asset value (NAV) and 8.46% at market value. The Fund’s NAV return and its market performance differ because the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV share price at any time. By comparison, the average UBS leveraged closed-end investment-grade bond fund returned 10.70% at NAV and 7.51% at market value. The Barclays Capital Government/Credit Bond Index returned 5.26%. Allocations among segments of the bond market contributed favorably to performance in the first half of the period but detracted from results during the last six months. Overweight positions in corporate bonds and commercial mortgage-backed securities added value during the first half of the period, while an underweight position in Treasury securities was a drag on performance in the last half of the period. Top contributors among the Fund’s corporate holdings included broadcasting company CBS Corp., electric utilities MidAmerican Energy Holdings Company (a unit of Berkshire Hathaway) and Exelon Corp. On the downside, significant detractors included French financial services firm AXA SA, tobacco company Alliance One International, Inc. and gaming company Greektown Superholdings. Outside of the corporate sector, the Fund’s holdings in interest-only mortgage-backed securities declined as falling interest rates led to increased concerns about higher refinancing activity.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

This Fund is subject to interest-rate and credit risk. When interest rates rise, bond prices usually fall. Generally, an increase in the Fund’s average maturity will make it more sensitive to interest-rate risk. Higher-yielding bonds are riskier than lower-yielding bonds, and their value may fluctuate more in response to market conditions.

Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

6	Income Securities Trust | Annual report

Portfolio summary

Portfolio Composition[1]

Corporate Bonds	54%	Preferred Securities	2%

U.S. Government &		Capital Preferred Securities	2%
Agency Obligations	27%
		Common Stocks	1%
Collateralized Mortgage Obligations	9%
		Term Loans	1%
Asset-Backed Securities	3%
		Short-Term Investments & Other	1%

Sector Composition[1,2]

U.S. Government &		Utilities	4%
Agency Obligations	27%
		Asset-Backed Securities	3%
Financials	23%
		Consumer Staples	3%
Consumer Discretionary	9%
		Telecommunication Services	2%
Collateralized Mortgage Obligations	9%
		Health Care	2%
Energy	6%
		Information Technology	1%
Industrials	5%
		Short-Term Investments & Other	1%
Materials	5%

Quality Distribution[1,3]

AAA	29%	CCC & Below	3%

AA	3%	Equity	1%

A	13%	Preferred Securities	2%

BBB	28%	Not Rated	2%

BB	10%	Short-Term Investments & Other	1%

B	8%

1 As a percentage of the Fund’s total investments on 10-31-11.
2 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.
3 Ratings are from Moody’s Investor Services, Inc. If not available, we have used Standard & Poor’s ratings. In the absence of ratings from these agencies, we have used Fitch, Inc. ratings. “Not Rated” securities are those with no ratings available from these agencies. All ratings are as of 10-31-11 and do not reflect subsequent downgrades or upgrades, if any.

Annual report | Income Securities Trust	7

Fund’s investments

As of 10-31-11

		Maturity
	Rate (%)	date	Par value	Value

Corporate Bonds 80.59% (54.02% of Total Investments)				$137,247,785

(Cost $132,742,076)

Consumer Discretionary 11.25%				19,158,344

Auto Components 0.69%

Allison Transmission, Inc. (S)(Z)	7.125	05-15-19	$380,000	368,600

Exide Technologies	8.625	02-01-18	280,000	280,000

Hyva Global BV (S)(Z)	8.625	03-24-16	340,000	306,000

Visteon Corp. (S)	6.750	04-15-19	220,000	213,400

Automobiles 1.89%

Ford Motor Credit Company LLC (Z)	5.000	05-15-18	440,000	448,235

Ford Motor Credit Company LLC (Z)	5.875	08-02-21	435,000	464,945

Harley-Davidson Funding Corp. (S)(Z)	5.750	12-15-14	160,000	174,483

Hyundai Capital Services, Inc. (S)(Z)	4.375	07-27-16	310,000	314,537

Hyundai Capital Services, Inc. (S)(Z)	6.000	05-05-15	430,000	462,514

Kia Motors Corp. (S)(Z)	3.625	06-14-16	315,000	307,064

Nissan Motor Acceptance Corp. (S)(Z)	4.500	01-30-15	1,000,000	1,051,309

Food Products 0.14%

Simmons Foods, Inc. (S)	10.500	11-01-17	250,000	233,750

Hotels, Restaurants & Leisure 2.95%

CCM Merger, Inc. (S)	8.000	08-01-13	485,000	460,750

Downstream Development Authority of the
Quapaw Tribe of Oklahoma (S)	10.500	07-01-19	275,000	264,000

Greektown Superholdings, Inc.	13.000	07-01-15	1,713,000	1,760,108

Jacobs Entertainment, Inc. (Z)	9.750	06-15-14	600,000	582,000

Little Traverse Bay Bands of Odawa Indians (S)(Z)	9.000	08-31-20	319,000	261,580

Palace Entertainment Holdings LLC/Palace
Entertainment Holdings Corp. (S)	8.875	04-15-17	235,000	230,300

ROC Finance LLC/ROC Finance 1 Corp. (S)	12.125	09-01-18	390,000	411,450

Seminole Indian Tribe of Florida (S)(Z)	6.535	10-01-20	650,000	627,315

Seminole Indian Tribe of Florida (S)(Z)	7.750	10-01-17	325,000	338,000

Waterford Gaming LLC (S)(Z)	8.625	09-15-14	221,551	82,623

Household Durables 0.04%

American Standard Americas (S)	10.750	01-15-16	85,000	62,900

Internet & Catalog Retail 0.31%

Expedia, Inc. (Z)	5.950	08-15-20	530,000	537,759

8	Income Securities Trust | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Media 4.13%

AMC Entertainment, Inc.	8.750	06-01-19	$140,000	$148,050

CBS Corp. (Z)	7.875	07-30-30	595,000	790,350

CCO Holdings LLC/CCO Holdings Capital Corp.	8.125	04-30-20	145,000	156,963

Cinemark USA, Inc.	7.375	06-15-21	195,000	194,513

DIRECTV Holdings LLC/DIRECTV Financing
Company, Inc. (Z)	6.350	03-15-40	220,000	264,103

Grupo Televisa SAB (Z)	6.625	01-15-40	310,000	355,870

News America, Inc.	6.150	03-01-37	165,000	182,518

News America, Inc. (Z)	6.150	02-15-41	275,000	309,233

News America, Inc.	6.400	12-15-35	150,000	169,928

News America, Inc. (Z)	7.600	10-11-15	1,000,000	1,144,417

News America, Inc. (Z)	7.750	01-20-24	1,020,000	1,238,983

Nexstar Broadcasting, Inc. (Z)	7.000	01-15-14	84,000	83,160

Nexstar Broadcasting, Inc., PIK (Z)	7.000	01-15-14	255,998	253,438

Regal Cinemas Corp.	8.625	07-15-19	115,000	123,050

Regal Entertainment Group	9.125	08-15-18	100,000	107,000

Time Warner Cable, Inc. (Z)	6.750	07-01-18	605,000	722,318

UBM PLC (S)(Z)	5.750	11-03-20	275,000	272,814

XM Satellite Radio, Inc. (S)	7.625	11-01-18	485,000	522,588

Multiline Retail 0.09%

Sears Holdings Corp.	6.625	10-15-18	175,000	150,938

Specialty Retail 0.32%

Hillman Group, Inc.	10.875	06-01-18	210,000	215,775

Hillman Group, Inc. (S)	10.875	06-01-18	95,000	97,613

Limited Brands, Inc. (Z)	6.625	04-01-21	230,000	241,500

Textiles, Apparel & Luxury Goods 0.69%

Burlington Coat Factory Warehouse Corp. (S)(Z)	10.000	02-15-19	665,000	658,350

Levi Strauss & Company (Z)	7.625	05-15-20	500,000	511,250

Consumer Staples 3.12%				5,319,068

Food & Staples Retailing 0.65%

CVS Caremark Corp. (6.302% to 6-1-12, then
3 month LIBOR + 2.065%) (Z)	6.302	06-01-37	1,150,000	1,116,938

Food Products 1.14%

Bunge Ltd. Finance Corp.	4.100	03-15-16	205,000	211,351

Bunge Ltd. Finance Corp. (Z)	8.500	06-15-19	389,000	476,987

Corp. Pesquera Inca SAC (S)(Z)	9.000	02-10-17	340,000	342,040

Del Monte Foods Company (S)	7.625	02-15-19	235,000	223,250

JBS Finance II, Ltd. (S)(Z)	8.250	01-29-18	360,000	333,000

Reddy Ice Corp. (Z)	11.250	03-15-15	380,000	355,300

Household Products 0.24%

Reynolds Group Issuer, Inc./Reynolds Group
Issuer LLC (S)	9.000	04-15-19	420,000	405,300

Personal Products 0.30%

Hypermarcas SA (S)	6.500	04-20-21	150,000	145,500

Revlon Consumer Products Corp. (Z)	9.750	11-15-15	335,000	359,288

See notes to financial statements	Annual report | Income Securities Trust	9

		Maturity
	Rate (%)	date	Par value	Value
Tobacco 0.79%

Alliance One International, Inc. (Z)	10.000	07-15-16	$1,000,000	$865,000

Lorillard Tobacco Company	3.500	08-04-16	150,000	150,772

Lorillard Tobacco Company (Z)	6.875	05-01-20	295,000	334,342

Energy 8.50%				14,475,592

Energy Equipment & Services 0.75%

Astoria Depositor Corp., Series B (S)(Z)	8.144	05-01-21	1,000,000	870,000

Trinidad Drilling, Ltd. (S)	7.875	01-15-19	265,000	277,588

Weatherford International, Inc.	6.800	06-15-37	105,000	122,390

Gas Utilities 0.31%

DCP Midstream LLC (S)(Z)	9.750	03-15-19	405,000	533,027

Oil, Gas & Consumable Fuels 7.44%

Alpha Natural Resources, Inc.	6.000	06-01-19	125,000	124,063

Alpha Natural Resources, Inc.	6.250	06-01-21	270,000	266,625

Arch Coal, Inc. (S)	7.000	06-15-19	160,000	165,600

Arch Coal, Inc. (S)	7.250	06-15-21	270,000	278,100

Chesapeake Energy Corp. (Z)	6.125	02-15-21	265,000	277,588

Energy Transfer Partners LP (Z)	9.700	03-15-19	330,000	408,825

Enterprise Products Operating LLC (7.000% to
6-1-17, then 3 month LIBOR + 2.778%) (Z)	7.000	06-01-67	695,000	672,413

EV Energy Partners LP/EV Energy Finance
Corp. (S)(Z)	8.000	04-15-19	400,000	398,000

Kerr-McGee Corp. (Z)	6.950	07-01-24	770,000	934,339

Kinder Morgan Energy Partners LP (Z)	7.750	03-15-32	195,000	244,790

Kinder Morgan Finance Company ULC	5.700	01-05-16	615,000	628,838

Marathon Petroleum Corp. (S)(Z)	6.500	03-01-41	280,000	328,435

MarkWest Energy Partners LP/MarkWest
Energy Finance Corp. (Z)	6.500	08-15-21	495,000	511,088

Newfield Exploration Company	5.750	01-30-22	260,000	275,600

Niska Gas Storage US LLC/Niska Gas Storage
Canada ULC (Z)	8.875	03-15-18	395,000	408,825

NuStar Logistics LP (Z)	7.650	04-15-18	845,000	1,000,652

Petro-Canada (Z)	9.250	10-15-21	1,000,000	1,384,037

Spectra Energy Capital LLC (Z)	6.200	04-15-18	1,000,000	1,128,565

TransCanada Pipelines, Ltd. (6.350% to
5-15-17, then 3 month LIBOR + 2.210%) (Z)	6.350	05-15-67	710,000	724,585

Williams Partners LP/Williams Partners Finance
Corp. (Z)	7.250	02-01-17	1,620,000	1,927,364

Woodside Finance, Ltd. (S)(Z)	4.500	11-10-14	550,000	584,255

Financials 29.68%				50,549,275

Capital Markets 3.61%

Affinion Group Holdings, Inc.	11.625	11-15-15	235,000	192,113

Credit Suisse AG	5.400	01-14-20	355,000	355,575

Credit Suisse AG (3 month LIBOR + 0.690% to
5-15-17, then 3 month LIBOR + 1.690%) (Q)(Z)	0.976	05-15-17	715,000	468,890

Credit Suisse New York (Z)	4.375	08-05-20	555,000	565,529

Jefferies Group, Inc. (Z)	6.875	04-15-21	905,000	874,601

Jefferies Group, Inc.	8.500	07-15-19	165,000	178,148

Macquarie Bank, Ltd. (S)(Z)	6.625	04-07-21	260,000	255,368

10	Income Securities Trust | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Capital Markets (continued)

Macquarie Group, Ltd. (S)(Z)	6.000	01-14-20	$340,000	$342,501

Morgan Stanley	5.500	07-28-21	150,000	146,957

Morgan Stanley (Z)	5.550	04-27-17	500,000	503,019

Morgan Stanley	5.750	01-25-21	140,000	138,664

Morgan Stanley (Z)	7.300	05-13-19	485,000	521,699

Nationstar Mortgage/Nationstar Capital Corp.	10.875	04-01-15	485,000	492,275

The Goldman Sachs Group, Inc.	5.250	07-27-21	300,000	303,762

The Goldman Sachs Group, Inc. (Z)	6.150	04-01-18	760,000	813,240

Commercial Banks 5.75%

Abbey National Treasury Services PLC (Z)	4.000	04-27-16	385,000	367,754

Banco de Credito del Peru (S)	4.750	03-16-16	175,000	174,230

Barclays Bank PLC (Z)	5.140	10-14-20	1,930,000	1,757,491

Barclays Bank PLC (S)	6.050	12-04-17	295,000	283,519

BBVA Bancomer SA (S)(Z)	6.500	03-10-21	485,000	482,575

BPCE SA (12.500% to 9-30-19, then 3 month
LIBOR + 12.980%) (Q)(S)(Z)	12.500	09-30-19	330,000	306,666

First Tennessee Bank NA (Z)	5.050	01-15-15	405,000	404,957

ICICI Bank, Ltd. (S)(Z)	5.750	11-16-20	475,000	470,574

Lloyds TSB Bank PLC (Z)	6.375	01-21-21	440,000	472,633

National City Bank (P)(Z)	0.703	06-07-17	575,000	527,162

Regions Financial Corp. (P)	0.528	06-26-12	265,000	260,443

Regions Financial Corp. (Z)	7.750	11-10-14	1,000,000	1,032,500

Santander Holdings USA, Inc.	4.625	04-19-16	115,000	113,378

Santander Issuances SA (6.500% to 11-15-14,
then 3 month LIBOR + 3.920%) (S)(Z)	6.500	08-11-19	600,000	565,878

The Chuo Mitsui Trust & Banking Company,
Ltd. (5.506% to 4-15-15, then 3 month
LIBOR + 2.490%) (Q)(S)(Z)	5.506	04-15-15	940,000	968,200

The Royal Bank of Scotland PLC (Z)	4.875	03-16-15	330,000	335,659

Wachovia Bank NA (Z)	5.850	02-01-37	390,000	415,842

Wachovia Bank NA (Z)	6.600	01-15-38	325,000	380,989

Wachovia Corp.	5.750	06-15-17	405,000	467,798

Consumer Finance 2.08%

Capital One Financial Corp. (Z)	6.150	09-01-16	730,000	776,127

Capital One Financial Corp. (Z)	6.750	09-15-17	1,000,000	1,166,292

Discover Bank (Z)	7.000	04-15-20	270,000	282,693

Discover Financial Services (Z)	10.250	07-15-19	585,000	704,167

Nelnet, Inc. (P)(Z)	3.740	09-29-36	715,000	607,814

Diversified Financial Services 7.24%

Bank of America Corp. (Z)	6.500	08-01-16	305,000	317,798

Bank of America NA	5.300	03-15-17	150,000	143,634

Bank of America NA (Z)	6.000	10-15-36	390,000	377,887

Bosphorus Financial Services, Ltd. (P)(S)(Z)	2.086	02-15-12	62,500	62,366

Citigroup, Inc. (Z)	5.850	12-11-34	300,000	327,008

Citigroup, Inc. (Z)	6.125	11-21-17	1,935,000	2,134,197

General Electric Capital Corp. (Z)	4.375	09-16-20	365,000	372,549

General Electric Capital Corp.	5.300	02-11-21	220,000	234,845

See notes to financial statements	Annual report | Income Securities Trust	11

		Maturity
	Rate (%)	date	Par value	Value
Diversified Financial Services (continued)

General Electric Capital Corp.	5.875	01-14-38	$390,000	$421,702

General Electric Capital Corp. (Z)	6.000	08-07-19	335,000	381,601

GTP Acquisition Partners I LLC (S)	4.347	06-15-16	435,000	437,389

GTP Acquisition Partners I LLC (S)	7.628	06-15-16	325,000	315,487

GTP Towers Issuer LLC (S)	8.112	02-15-15	885,000	910,257

JPMorgan Chase & Company (Z)	3.700	01-20-15	295,000	307,614

JPMorgan Chase & Company (Z)	5.600	07-15-41	575,000	630,220

JPMorgan Chase & Company (Z)	6.000	01-15-18	765,000	857,856

JPMorgan Chase & Company (7.900% to
4-30-18, then 3 month LIBOR + 3.470%) (Q)(Z)	7.900	04-30-18	655,000	705,245

Merrill Lynch & Company, Inc.	6.220	09-15-26	175,000	161,976

Merrill Lynch & Company, Inc. (Z)	6.875	04-25-18	1,000,000	1,029,429

Merrill Lynch & Company, Inc. (Z)	7.750	05-14-38	310,000	311,135

The Bear Stearns Companies LLC (Z)	7.250	02-01-18	1,000,000	1,180,111

Tomkins LLC/Tomkins, Inc. (S)	9.250	10-01-18	121,000	131,890

USB Realty Corp. (6.091% to 1-15-12, then
3 month LIBOR + 1.147%) (Q)(S)(Z)	6.091	01-15-12	800,000	578,000

Insurance 5.36%

Aflac, Inc. (Z)	6.900	12-17-39	230,000	254,342

Aflac, Inc.	8.500	05-15-19	385,000	483,756

AXA SA (6.379% to 12-14-36, then 3 month
LIBOR + 2.256%) (Q)(S)	6.379	12-14-36	175,000	130,813

Chubb Corp. (6.375% until 4-15-17, then
3 month LIBOR + 2.250%) (Z)	6.375	03-29-67	315,000	316,575

CNA Financial Corp. (Z)	6.500	08-15-16	720,000	781,903

CNA Financial Corp. (Z)	7.250	11-15-23	540,000	585,468

CNO Financial Group, Inc. (S)(Z)	9.000	01-15-18	375,000	394,688

Glen Meadow Pass-Through Trust (6.505% to
2-15-17, then 3 month LIBOR + 2.125%) (S)(Z)	6.505	02-12-67	835,000	626,250

Hartford Financial Services Group, Inc.	6.625	03-30-40	225,000	229,874

Liberty Mutual Group, Inc. (S)(Z)	7.800	03-15-37	705,000	641,550

Lincoln National Corp. (Z)	8.750	07-01-19	535,000	654,304

Lincoln National Corp. (6.050% until 4-20-17,
then 3 month LIBOR + 2.040%) (Z)	6.050	04-20-67	535,000	470,800

MetLife, Inc.	10.750	08-01-39	150,000	198,000

Teachers Insurance & Annuity Association of
America (S)(Z)	6.850	12-16-39	605,000	775,490

The Hanover Insurance Group, Inc.	6.375	06-15-21	150,000	159,529

Unum Group (Z)	7.125	09-30-16	395,000	453,650

UnumProvident Finance Company PLC (S)(Z)	6.850	11-15-15	605,000	669,078

W.R. Berkley Corp. (Z)	5.600	05-15-15	365,000	386,762

Willis Group Holdings PLC (Z)	5.750	03-15-21	350,000	373,356

Willis North America, Inc. (Z)	7.000	09-29-19	495,000	550,972

Real Estate Investment Trusts 5.53%

Brandywine Operating Partnership LP (Z)	7.500	05-15-15	345,000	380,457

CommonWealth REIT (Z)	6.650	01-15-18	480,000	514,234

DDR Corp. (Z)	7.500	04-01-17	625,000	677,281

Dexus Property Group (S)(Z)	7.125	10-15-14	495,000	548,810

Duke Realty LP (Z)	6.750	03-15-20	590,000	643,666

Duke Realty LP (Z)	8.250	08-15-19	265,000	311,817

12	Income Securities Trust | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Real Estate Investment Trusts (continued)

Goodman Funding Pty, Ltd. (S)(Z)	6.375	04-15-21	$645,000	$653,689

Health Care REIT, Inc. (Z)	4.950	01-15-21	400,000	377,787

Health Care REIT, Inc. (Z)	6.125	04-15-20	700,000	720,461

Health Care REIT, Inc. (Z)	6.200	06-01-16	505,000	541,627

Healthcare Realty Trust, Inc. (Z)	6.500	01-17-17	540,000	583,574

Mack-Cali Realty LP (Z)	7.750	08-15-19	330,000	392,950

MPT Operating Partnership LP/MPT
Finance Corp. (S)	6.875	05-01-21	230,000	228,850

Post Apartment Homes LP	4.750	10-15-17	185,000	188,247

Simon Property Group LP (Z)	10.350	04-01-19	345,000	470,082

Ventas Realty LP/Ventas Capital Corp.	4.750	06-01-21	390,000	383,099

Vornado Realty LP (Z)	4.250	04-01-15	755,000	772,455

WEA Finance LLC/WT Finance Australia
Pty, Ltd. (S)(Z)	6.750	09-02-19	290,000	328,264

Weyerhaeuser Company (Z)	7.375	03-15-32	690,000	693,387

Real Estate Management & Development 0.11%

Realogy Corp. (S)	7.875	02-15-19	215,000	193,500

Health Care 2.62%				4,461,991

Biotechnology 0.09%

Chiron Merger Sub, Inc. (S)	10.500	11-01-18	160,000	159,600

Health Care Equipment & Supplies 0.30%

Alere, Inc. (Z)	7.875	02-01-16	335,000	331,650

Alere, Inc.	8.625	10-01-18	185,000	184,769

Health Care Providers & Services 1.08%

BioScrip, Inc. (Z)	10.250	10-01-15	285,000	287,138

Community Health Systems, Inc. (Z)	8.875	07-15-15	440,000	450,450

Gentiva Health Services, Inc.	11.500	09-01-18	70,000	56,000

HCA, Inc.	7.500	02-15-22	380,000	387,600

Medco Health Solutions, Inc. (Z)	7.125	03-15-18	545,000	650,533

Life Sciences Tools & Services 0.09%

PerkinElmer, Inc.	5.000	11-15-21	150,000	154,383

Pharmaceuticals 1.06%

Catalent Pharma Solutions, Inc., PIK (Z)	9.500	04-15-15	425,756	423,627

Endo Pharmaceuticals Holdings, Inc. (S)	7.250	01-15-22	390,000	420,225

Hospira, Inc. (Z)	6.050	03-30-17	485,000	547,197

Valeant Pharmaceuticals International, Inc. (S)	6.750	10-01-17	95,000	95,000

Valeant Pharmaceuticals International, Inc. (S)(Z)	6.875	12-01-18	315,000	313,819

Industrials 7.76%				13,207,520

Aerospace & Defense 1.87%

Bombardier, Inc. (S)(Z)	7.750	03-15-20	240,000	264,000

Colt Defense LLC/Colt Finance Corp.	8.750	11-15-17	250,000	188,750

Ducommun, Inc. (S)	9.750	07-15-18	70,000	72,100

Embraer Overseas, Ltd. (Z)	6.375	01-15-20	380,000	416,100

Textron, Inc. (Z)	5.600	12-01-17	505,000	522,535

Textron Financial Corp. (6.000% to 2-15-17,
then 3 month LIBOR + 1.735%) (S)(Z)	6.000	02-15-67	750,000	562,500

See notes to financial statements	Annual report | Income Securities Trust	13

		Maturity
	Rate (%)	date	Par value	Value
Aerospace & Defense (continued)

Huntington Ingalls Industries, Inc. (S)	7.125	03-15-21	$295,000	$298,688

Kratos Defense & Security Solutions, Inc.	10.000	06-01-17	230,000	238,050

Lockheed Martin Corp. (Z)	3.350	09-15-21	615,000	622,004

Airlines 2.78%

America West Airlines 2000-1 Pass Through
Trust (Z)	8.057	07-02-20	189,240	189,240

Continental Airlines 1998-1 Class A Pass
Through Trust (Z)	6.648	09-15-17	196,662	193,221

Continental Airlines 1999-1 Class A Pass
Through Trust (Z)	6.545	02-02-19	211,272	210,744

Continental Airlines 2000-2 Class B Pass
Through Trust (Z)	8.307	04-02-18	155,383	151,110

Continental Airlines 2007-1 Class A Pass
Through Trust (Z)	5.983	04-19-22	525,155	535,658

Continental Airlines 2010-1 Class A Pass
Through Trust	4.750	01-12-21	155,000	153,450

Delta Air Lines 2007-1 Class A Pass Through
Trust (Z)	6.821	08-10-22	608,854	614,943

Delta Air Lines 2010-1 Class A Pass
Through Trust	6.200	07-02-18	212,235	222,847

Delta Air Lines 2011-1 Class A Pass Through
Trust (Z)	5.300	04-15-19	375,000	376,875

Northwest Airlines 2002-1 Class G-2 Pass
Through Trust (Z)	6.264	11-20-21	550,818	543,933

Northwest Airlines 2007-1 Class A Pass
Through Trust (Z)	7.027	11-01-19	415,624	417,702

United Air Lines 2009-1 Pass Through Trust	10.400	11-01-16	177,279	195,893

United Air Lines 2009-2A Pass Through
Trust (Z)	9.750	01-15-17	404,651	437,023

United Airlines 2007-1 Class C Pass Through
Trust (P)	2.647	07-02-14	544,720	498,419

Building Products 0.75%

Masco Corp.	7.125	03-15-20	285,000	284,806

Voto-Votorantim Overseas Trading Operations
NV (S)(Z)	6.625	09-25-19	450,000	475,875

Voto-Votorantim, Ltd. (S)(Z)	6.750	04-05-21	490,000	513,275

Commercial Services & Supplies 0.54%

Garda World Security Corp. (S)	9.750	03-15-17	100,000	101,500

International Lease Finance Corp. (S)(Z)	7.125	09-01-18	290,000	299,425

Steelcase, Inc. (Z)	6.375	02-15-21	500,000	522,332

Construction & Engineering 0.18%

Tutor Perini Corp.	7.625	11-01-18	335,000	312,388

Electrical Equipment 0.12%

Coleman Cable, Inc.	9.000	02-15-18	205,000	202,950

Industrial Conglomerates 0.27%

Odebrecht Finance, Ltd. (S)(Z)	6.000	04-05-23	350,000	351,400

Odebrecht Finance, Ltd. (Q)(S)	7.500	09-14-49	100,000	101,500

14	Income Securities Trust | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Machinery 0.18%

Pentair, Inc. (Z)	5.000	05-15-21	$300,000	$313,080

Marine 0.27%

Navios Maritime Holdings, Inc./Navios
Maritime Finance II U.S., Inc.	8.125	02-15-19	225,000	177,188

Navios South American Logistics, Inc./Navios
Logistics Finance U.S., Inc. (S)	9.250	04-15-19	315,000	277,988

Road & Rail 0.55%

The Hertz Corp. (Z)	6.750	04-15-19	625,000	637,500

Western Express, Inc. (S)(Z)	12.500	04-15-15	485,000	291,000

Trading Companies & Distributors 0.14%

Aircastle, Ltd. (Z)	9.750	08-01-18	225,000	239,906

Transportation Infrastructure 0.11%

Asciano Finance, Ltd. (S)(Z)	4.625	09-23-20	185,000	179,622

Information Technology 0.63%				1,071,714

Computers & Peripherals 0.19%

Hewlett-Packard Company	4.375	09-15-21	310,000	326,264

IT Services 0.44%

Brightstar Corp. (S)(Z)	9.500	12-01-16	560,000	565,600

Equinix, Inc.	8.125	03-01-18	165,000	179,850

Materials 7.09%				12,078,928

Chemicals 1.10%

American Pacific Corp. (Z)	9.000	02-01-15	245,000	236,425

Braskem America Finance Company (S)	7.125	07-22-41	425,000	417,563

Braskem Finance, Ltd. (S)	7.000	05-07-20	515,000	556,200

Fufeng Group, Ltd. (S)(Z)	7.625	04-13-16	335,000	291,450

Incitec Pivot Finance LLC (S)(Z)	6.000	12-10-19	345,000	374,092

Construction Materials 0.53%

Building Materials Corp. of America (S)	6.750	05-01-21	230,000	238,625

Cemex SAB de CV (S)	9.000	01-11-18	510,000	425,850

Severstal Columbus LLC	10.250	02-15-18	100,000	105,000

Vulcan Materials Company	7.500	06-15-21	130,000	128,378

Containers & Packaging 0.79%

Polymer Group, Inc. (S)	7.750	02-01-19	95,000	98,563

Pretium Packaging LLC/Pretium Finance, Inc. (S)	11.500	04-01-16	165,000	161,700

Solo Cup Company	10.500	11-01-13	250,000	252,500

Temple-Inland, Inc. (Z)	6.625	01-15-18	750,000	834,729

Metals & Mining 3.18%

Alcoa, Inc. (Z)	5.400	04-15-21	255,000	253,428

Allegheny Technologies, Inc.	5.950	01-15-21	140,000	152,240

Allegheny Technologies, Inc. (Z)	9.375	06-01-19	280,000	358,831

ArcelorMittal (Z)	6.750	03-01-41	280,000	282,580

ArcelorMittal (Z)	9.850	06-01-19	370,000	439,942

Cliffs Natural Resources, Inc. (Z)	6.250	10-01-40	295,000	301,078

Commercial Metals Company (Z)	7.350	08-15-18	310,000	315,165

FMG Resources August 2006 Pty, Ltd. (S)	8.250	11-01-19	170,000	174,250

Gerdau Trade, Inc. (S)(Z)	5.750	01-30-21	330,000	325,875

See notes to financial statements	Annual report | Income Securities Trust	15

		Maturity
	Rate (%)	date	Par value	Value
Metals & Mining (continued)

JMC Steel Group (S)	8.250	03-15-18	$185,000	$183,150

Metinvest BV (S)(Z)	8.750	02-14-18	435,000	413,250

Rain CII Carbon LLC/CII Carbon Corp. (S)(Z)	8.000	12-01-18	555,000	566,100

SunCoke Energy, Inc. (S)(Z)	7.625	08-01-19	259,000	261,590

Teck Resources, Ltd.	6.250	07-15-41	155,000	180,068

Teck Resources, Ltd. (Z)	10.750	05-15-19	239,000	295,165

Thompson Creek Metals Company, Inc. (S)	7.375	06-01-18	155,000	129,038

Vale Overseas, Ltd. (Z)	6.875	11-10-39	320,000	371,453

Winsway Coking Coal Holding, Ltd. (S)(Z)	8.500	04-08-16	470,000	406,550

Paper & Forest Products 1.49%

Georgia-Pacific LLC (S)(Z)	5.400	11-01-20	800,000	894,548

Georgia-Pacific LLC	7.250	06-01-28	165,000	208,070

International Paper Company (Z)	9.375	05-15-19	385,000	494,846

Mercer International, Inc.	9.500	12-01-17	67,000	67,838

Verso Paper Holdings LLC/Verso Paper, Inc.	8.750	02-01-19	100,000	72,000

Westvaco Corp. (Z)	7.950	02-15-31	770,000	810,798

Telecommunication Services 3.20%				5,443,897

Diversified Telecommunication Services 2.45%

AT&T, Inc. (Z)	5.550	08-15-41	650,000	739,521

Axtel SAB de CV (S)	9.000	09-22-19	160,000	139,200

BellSouth Telecommunications, Inc. (Z)	6.300	12-15-15	568,815	607,220

CenturyLink, Inc. (Z)	6.450	06-15-21	305,000	306,403

CenturyLink, Inc.	7.600	09-15-39	305,000	304,012

Frontier Communications Corp. (Z)	8.500	04-15-20	635,000	676,275

PAETEC Holding Corp. (Z)	9.875	12-01-18	369,000	405,900

Qwest Corp. (Z)	8.375	05-01-16	330,000	377,025

Telecom Italia Capital SA	7.200	07-18-36	365,000	353,624

Telecom Italia Capital SA	7.721	06-04-38	260,000	264,230

Wireless Telecommunication Services 0.75%

America Movil SAB de CV (Z)	5.000	03-30-20	440,000	491,301

Crown Castle Towers LLC (S)(Z)	4.883	08-15-20	760,000	779,186

Utilities 6.74%				11,481,456

Electric Utilities 3.63%

Beaver Valley II Funding (Z)	9.000	06-01-17	384,000	409,747

BVPS II Funding Corp. (Z)	8.890	06-01-17	517,000	562,498

Commonwealth Edison Company (Z)	5.800	03-15-18	525,000	618,454

Exelon Corp. (Z)	4.900	06-15-15	985,000	1,074,044

FPL Energy National Wind LLC (S)(Z)	5.608	03-10-24	239,808	248,405

ITC Holdings Corp. (S)(Z)	5.500	01-15-20	415,000	469,464

Oncor Electric Delivery Company LLC (Z)	5.000	09-30-17	820,000	913,760

PNM Resources, Inc.	9.250	05-15-15	440,000	497,200

PNPP II Funding Corp. (Z)	9.120	05-30-16	273,000	297,352

PPL Capital Funding, Inc. (6.700% to 3-30-17,
then 3 month LIBOR + 2.665%) (Z)	6.700	03-30-67	525,000	506,625

TXU Corp. (Z)	7.460	01-01-15	193,613	191,266

W3A Funding Corp. (Z)	8.090	01-02-17	386,792	387,484

Energy Equipment & Services 0.46%

MidAmerican Energy Holdings Company (Z)	8.480	09-15-28	550,000	784,002

16	Income Securities Trust | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Independent Power Producers & Energy Traders 1.60%

Allegheny Energy Supply Company LLC (S)(Z)	5.750	10-15-19	$460,000	$502,202

Dolphin Subsidiary II, Inc. (S)	7.250	10-15-21	570,000	611,325

Exelon Generation Company LLC (Z)	6.250	10-01-39	360,000	431,800

Ipalco Enterprises, Inc. (S)	5.000	05-01-18	440,000	446,600

NRG Energy, Inc. (S)(Z)	7.625	01-15-18	370,000	374,625

NRG Energy, Inc. (Z)	8.250	09-01-20	355,000	367,425

Multi-Utilities 0.60%

Integrys Energy Group, Inc. (6.110% to
12-1-16, then 3 month LIBOR + 2.120%) (Z)	6.110	12-01-66	650,000	620,750

Wisconsin Energy Corp. (6.250% to 5-15-17,
then 3 month LIBOR + 2.113%) (Z)	6.250	05-15-67	410,000	405,900

Water Utilities 0.45%

Cia de Saneamento Basico do Estado de Sao
Paulo (S)(Z)	6.250	12-16-20	305,000	311,100

Midwest Generation LLC, Series B (Z)	8.560	01-02-16	440,616	449,428

Convertible Bonds 0.18% (0.13% of Total Investments)				$313,720

(Cost $267,530)

Consumer Discretionary 0.18%				313,720

Media 0.18%

XM Satellite Radio, Inc. (S)	7.000	12-01-14	$248,000	313,720

Municipal Bonds 0.28% (0.18% of Total Investments)				$469,763

(Cost $414,547)

California 0.17%				279,295
State of California
General Obligation Bond	7.600	11-01-40	$225,000	279,295

Illinois 0.11%				190,468
State of Illinois
General Obligation Bond	5.100	06-01-33	210,000	190,468

Term Loans (M)1.19% (0.80% of Total Investments)				$2,032,100

(Cost $2,362,129)

Consumer Discretionary 1.07%				1,818,929

Automobiles 0.28%

Chrysler Group LLC	6.000	05-24-17	$498,750	470,280

Hotels, Restaurants & Leisure 0.65%

CCM Merger, Inc.	7.000	03-01-17	192,496	190,812

East Valley Tourist Development Authority	12.000	08-06-12	549,505	373,663

Kalispel Tribal Economic Authority	7.500	02-22-17	591,047	549,674

Media 0.14%

Vertis, Inc.	11.750	12-31-15	337,410	234,500

Financials 0.12%				213,171

Real Estate Investment Trusts 0.12%

iStar Financial, Inc.	7.000	06-30-14	220,000	213,171

See notes to financial statements	Annual report | Income Securities Trust	17

		Maturity
	Rate (%)	date	Par value	Value

Capital Preferred Securities (a) 2.82% (1.89% of Total Investments)				$4,806,702

(Cost $4,942,884)

Financials 2.82%				4,806,702

Capital Markets 0.80%

State Street Capital Trust III (P)(Q)(Z)	5.337	12-19-11	$715,000	716,216

State Street Capital Trust IV (P)(Z)	1.347	06-15-37	935,000	654,893

Commercial Banks 1.46%

Fifth Third Capital Trust IV (6.500% to 4-15-17
then 3 month LIBOR + 1.368%) (Z)	6.500	04-15-37	825,000	806,438

PNC Financial Services Group, Inc. (Q)	6.750	12-31-49	215,000	214,970

PNC Preferred Funding Trust III (8.700% to
3-15-13, then 3 month LIBOR + 5.226%)
(Q)(S)(Z)	8.700	03-15-13	835,000	858,163

Regions Financing Trust II (6.625% to 5-15-27,
then 3 month LIBOR 1.290%) (Q)	6.625	05-15-27	160,000	130,400

Sovereign Capital Trust VI (Z)	7.908	06-13-36	480,000	471,456

Insurance 0.56%

Aon Corp. (Z)	8.205	01-01-27	345,000	403,816

MetLife Capital Trust X (9.250% to 4-8-38 then
3 month LIBOR + 5.540%) (S)	9.250	04-08-33	175,000	204,750

ZFS Finance USA Trust II (6.450% to 6-15-16
then 3 month LIBOR + 2.000%) (S)	6.450	12-15-65	360,000	345,600

U.S. Government & Agency Obligations 39.56%
(26.52% of Total Investments)				$67,364,894

(Cost $66,279,770)

U.S. Government 3.76%				6,397,839

U.S. Treasury Notes
Note (Z)	2.125	02-29-16	$945,000	999,707
Note (Z)	2.125	08-15-21	4,850,000	4,846,217

U.S. Treasury Strips, PO	2.864	11-15-30	1,020,000	551,915

U.S. Government Agency 35.80%				60,967,055

Federal Home Loan Mortgage Corp.
30 Yr Pass Thru Ctf	4.000	09-01-40	5,601,099	5,817,703
30 Yr Pass Thru Ctf	5.000	03-01-41	5,986,260	6,427,371
30 Yr Pass Thru Ctf	6.500	06-01-37	45,345	49,969
30 Yr Pass Thru Ctf	6.500	10-01-37	98,718	108,785
30 Yr Pass Thru Ctf	6.500	11-01-37	205,387	226,332
30 Yr Pass Thru Ctf	6.500	12-01-37	89,951	99,124
30 Yr Pass Thru Ctf	6.500	04-01-39	2,332,438	2,570,295

Federal National Mortgage Association
15 Yr Pass Thru Ctf	4.000	06-01-24	1,065,374	1,121,478
30 Yr Pass Thru Ctf	4.000	08-01-40	6,285,052	6,541,608
30 Yr Pass Thru Ctf	4.000	10-01-40	2,896,376	3,018,918
30 Yr Pass Thru Ctf	4.000	09-01-41	2,991,508	3,134,188
30 Yr Pass Thru Ctf	4.500	10-01-40	3,405,035	3,624,615
30 Yr Pass Thru Ctf	5.000	02-01-41	3,082,450	3,316,933
30 Yr Pass Thru Ctf	5.000	04-01-41	975,509	1,068,617
30 Yr Pass Thru Ctf	5.500	02-01-36	1,792,808	1,951,849
30 Yr Pass Thru Ctf	5.500	12-01-36	5,169,613	5,620,135
30 Yr Pass Thru Ctf	5.500	06-01-37	911,255	989,815

18	Income Securities Trust | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value

Federal National Mortgage Association
30 Yr Pass Thru Ctf	5.500	06-01-38	$1,758,173	$1,907,824
30 Yr Pass Thru Ctf	5.500	10-01-39	4,075,031	4,422,522
30 Yr Pass Thru Ctf	5.500	08-01-40	402,122	437,041
30 Yr Pass Thru Ctf	6.000	05-01-37	2,173,888	2,388,571
30 Yr Pass Thru Ctf	6.500	07-01-36	754,223	834,054
30 Yr Pass Thru Ctf	6.500	01-01-39	3,645,337	4,024,342
30 Yr Pass Thru Ctf	6.500	03-01-39	222,479	245,332
30 Yr Pass Thru Ctf	6.500	06-01-39	301,482	333,109

Government National Mortgage Association
30 Yr Pass Thru Ctf (Z)	5.500	11-15-38	617,795	686,525

Foreign Government Obligations 0.22% (0.15% of Total Investments)				$376,832

(Cost $368,386)

South Korea 0.22%				376,832
Korea Development Bank (Z)	4.000	09-09-16	$370,000	376,832

Collateralized Mortgage Obligations 13.10%
(8.78% of Total Investments)				$22,305,412

(Cost $25,792,298)

Commercial & Residential 11.02%				18,767,799
American Home Mortgage Assets
Series 2006-6, Class XP IO	2.301	12-25-46	$8,260,415	495,706

American Tower Trust
Series 2007-1A, Class D (S)	5.957	04-15-37	865,000	923,137

Banc of America Commercial Mortgage, Inc.
Series 2006-2, Class AM (P)	5.766	05-10-45	595,000	613,712
Series 2006-4, Class AM	5.675	07-10-46	590,000	568,370
Series 2006-3, Class A4 (P)	5.889	07-10-44	785,000	865,740

Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-1, Class B2 (P)	3.548	03-25-35	777,371	105,017

Bear Stearns Alt-A Trust
Series 2004-12 1A1 (P)	0.595	01-25-35	735,798	619,208
Series 2005-3, Class B2 (P)	2.495	04-25-35	536,036	13,895

Bear Stearns Commercial Mortgage
Securities, Inc.
Series 2006-PW14, Class D (S)	5.412	12-11-38	655,000	278,004

Citigroup/Deutsche Bank Commercial
Mortgage Trust
Series 2005-CD1, Class C (P)	5.226	07-15-44	295,000	201,774

Countrywide Alternative Loan Trust
Series 2006-OA12, Class X IO	2.797	09-20-46	12,033,852	740,958

First Horizon Alternative Mortgage Securities
Series 2004-AA5, Class B1 (P)	2.326	12-25-34	407,298	45,898

GMAC Mortgage Loan Trust
Series 2004-AR2, Class 3A (P)	3.163	08-19-34	849,357	749,065

Greenwich Capital Commercial Funding Corp.
Series 2006-GG7, Class AM (P)	5.877	07-10-38	595,000	588,406

GSR Mortgage Loan Trust
Series 2006-4F, Class 6A1	6.500	05-25-36	2,711,756	1,871,163
Series 2004-9, Class B1 (P)	3.097	08-25-34	793,213	290,448

Harborview Mortgage Loan Trust
Series 2004-11, Class X1 IO	2.084	01-19-35	4,612,390	329,107
Series 2005-11, Class X IO	2.161	08-19-45	3,018,627	135,055

See notes to financial statements	Annual report | Income Securities Trust	19

		Maturity
	Rate (%)	date	Par value	Value

Harborview Mortgage Loan Trust
Series 2005-2, Class X IO	2.292	05-19-35	$12,685,786	$647,305
Series 2005-8, Class 1X IO	2.299	09-19-35	5,056,077	247,164
Series 2007-3, Class ES IO	0.350	05-19-47	12,382,983	81,728
Series 2007-4, Class ES IO	0.350	07-19-47	15,406,096	83,655
Series 2007-6, Class ES IO (S)	0.342	08-19-37	10,328,801	66,517

IndyMac Index Mortgage Loan Trust
Series 2004-AR13, Class B1	5.296	01-25-35	311,363	26,784
Series 2005-AR18, Class 1X IO	2.156	10-25-36	10,181,350	552,949
Series 2005-AR18, Class 2X IO	1.821	10-25-36	9,678,944	508,629
Series 2005-AR5, Class B1 (P)	2.591	05-25-35	242,585	2,424

JPMorgan Chase Commercial Mortgage
Securities Corp.
Series 2006-LDP7, Class AM (P)	5.878	04-15-45	535,000	534,254

LB–UBS Commercial Mortgage Trust
Series 2007-C1, Class AM	5.455	02-15-40	850,000	787,220

MLCC Mortgage Investors, Inc.
Series 2006-3, Class 2A1 (P)	2.379	10-25-36	709,774	635,527
Series 2007-3, Class M1 (P)	5.330	09-25-37	283,639	173,610
Series 2007-3, Class M2 (P)	5.330	09-25-37	104,717	58,845
Series 2007-3, Class M3 (P)	5.330	09-25-37	71,101	22,746

Morgan Stanley Capital I
Series 2008-HQ8, Class AM (P)	5.466	03-12-44	1,020,000	1,046,012

Provident Funding Mortgage Loan Trust
Series 2005-1, Class B1 (P)	2.658	05-25-35	388,081	59,339

Thornburg Mortgage Securities Trust
Series 2004-1, Class II2A (P)	1.744	03-25-44	831,506	699,326

WaMu Mortgage Pass Through Certificates
Series 2004-AR13, Class X IO	1.443	11-25-34	12,197,467	581,641
Series 2005-AR1, Class X IO	1.548	01-25-45	18,005,116	842,024
Series 2005-AR12, Class 1A2 (P)	2.492	10-25-35	226,353	212,663
Series 2005-AR4, Class B1 (P)	2.585	04-25-35	1,441,498	294,133
Series 2005-AR6, Class X IO	0.649	04-25-45	8,279,194	415,577
Series 2005-AR8, Class X IO	1.647	07-25-45	14,976,628	753,064

U.S. Government Agency 2.08%				3,537,613

Federal Home Loan Mortgage Corp.
Series 3747, Class HI IO	4.500	07-15-37	6,498,239	920,364
Series 3794, Class PI IO	4.500	02-15-38	1,105,862	148,715

Federal National Mortgage Association
Series 2009-47, Class EI IO	5.000	08-25-19	888,028	95,545
Series 2010-68, Class CI IO	5.000	11-25-38	1,421,025	207,942
Series 398, Class C3 IO	4.500	05-25-39	1,430,194	188,677
Series 401, Class C2 IO	4.500	06-25-39	898,942	114,384
Series 402, Class 3 IO	4.000	11-25-39	1,123,955	168,349
Series 402, Class 4 IO	4.000	10-25-39	1,970,605	287,928
Series 402, Class 7 IO	4.500	11-25-39	1,708,082	245,676
Series 402, Class 8 IO	4.500	11-25-39	2,020,724	277,181
Series 407, Class 15 IO	5.000	01-25-40	1,486,278	255,288
Series 407, Class 16 IO	5.000	01-25-40	373,944	60,970
Series 407, Class 17 IO	5.000	01-25-40	313,749	43,548
Series 407, Class 21 IO	5.000	01-25-39	1,332,688	161,632
Series 407, Class 7 IO	5.000	03-25-41	493,460	90,564
Series 407, Class 8 IO	5.000	03-25-41	473,382	77,592

Government National Mortgage Association
Series 2010-78, Class AI IO	4.500	04-20-39	1,613,512	193,258

20	Income Securities Trust | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value

Asset Backed Securities 4.81% (3.22% of Total Investments)				$8,183,840

(Cost $8,458,104)

Asset Backed Securities 4.81%				8,183,840
Bravo Mortgage Asset Trust
Series 2006-1A, Class A2 (P)(S)	0.485	07-25-36	$612,198	510,178

Carrington Mortgage Loan Trust
Series 2005-OPT2, Class M2 (P)	0.695	05-25-35	435,000	384,673

Citigroup Mortgage Loan Trust
Series 2006-WFH3, Class A3 (P)	0.395	10-25-36	692,091	631,189

ContiMortgage Home Equity Loan Trust
Series 1995-2, Class A–5	8.100	08-15-25	37,324	37,050

FUEL Trust
Series 2011-1 (S)	4.207	04-15-16	630,000	633,188

Home Equity Asset Trust
Series 2005-5, Class M1 (P)	0.725	11-25-35	450,000	339,851
Series 2007-3, Class 2a2 (P)	0.425	08-25-37	1,760,000	1,198,757

Leaf Capital Funding SPE A LLC
Series 2010-A, Class C (P)(S)	7.244	12-15-20	80,000	80,000
Series 2010-A, Class D (P)(S)	10.244	12-15-20	62,000	62,000
Series 2010-A, Class E1 (P)(S)	14.744	12-15-20	72,000	72,000

Leaf II Receivables Funding LLC
Series 2011-1, Class A (S)	1.700	12-20-18	375,188	367,460

Master Asset Backed Securities Trust
Series 2007-HE2, Class A2 (P)	0.945	08-25-37	603,399	526,219

Merrill Lynch Mortgage Investors, Inc.
Series 2005-HE2, Class A2C (P)	0.615	09-25-36	670,000	572,217
Series 2005-WMC1, Class M1 (P)	0.745	09-25-35	311,578	285,959

New Century Home Equity Loan Trust
Series 2005-3, Class M1 (P)	0.725	07-25-35	305,000	250,330

Novastar Home Equity Loan
Series 2004-4, Class M3 (P)	1.325	03-25-35	645,000	574,394

Park Place Securities, Inc.
Series 2004-WHQ2, Class M2 (P)(Z)	0.875	02-25-35	915,000	703,054

Residential Asset Securities Corp.
Series 2005-KS4, Class M1 (P)	0.655	05-25-35	374,753	332,357

Sonic Capital LLC
Series 2011-1A, Class A2 (S)(Z)	5.438	05-20-41	612,250	622,964

			Shares	Value

Common Stocks 2.59% (1.74% of Total Investments)				$4,413,220

(Cost $4,532,738)

Consumer Discretionary 0.03%				56,075

Hotels, Restaurants & Leisure 0.03%

Greektown Superholdings, Inc. (I)			768	56,075

Consumer Staples 0.41%				698,700

Tobacco 0.41%

Philip Morris International, Inc. (Z)			10,000	698,700

Energy 0.33%				567,280

Oil, Gas & Consumable Fuels 0.33%

Royal Dutch Shell PLC, ADR (Z)			8,000	567,280

See notes to financial statements	Annual report | Income Securities Trust	21

	Shares	Value
Health Care 0.68%		$1,163,453

Pharmaceuticals 0.68%

Eli Lilly & Company (Z)	17,000	631,720

Johnson & Johnson (Z)	8,258	531,733

Information Technology 0.38%		638,040

Semiconductors & Semiconductor Equipment 0.38%

Intel Corp. (Z)	26,000	638,040

Materials 0.43%		$734,074

Containers & Packaging 0.43%

Rock-Tenn Company, Class A (Z)	12,402	734,074

Telecommunication Services 0.33%		555,598

Diversified Telecommunication Services 0.33%

Telefonica SA, ADR	26,000	555,598

Preferred Securities (b) 3.26% (2.18% of Total Investments)		$5,551,095

(Cost $5,372,796)

Consumer Discretionary 0.64%		1,094,555

Hotels, Restaurants & Leisure 0.64%

Greektown Superholdings, Inc., Series A (I)	14,991	1,094,555

Consumer Staples 0.65%		1,101,173

Food & Staples Retailing 0.65%

Ocean Spray Cranberries, Inc., Series A,
6.250% (S)(Z)	12,500	1,101,173

Energy 0.16%		264,441

Oil, Gas & Consumable Fuels 0.16%

Apache Corp., Series D, 6.000% (Z)	4,697	264,441

Financials 1.81%		3,090,926

Consumer Finance 0.15%

Ally Financial, Inc., 7.300% (Z)	11,815	260,403

Diversified Financial Services 0.26%

Citigroup Capital XIII (7.875% to 10-30-15,
then 3 month LIBOR + 6.370%)	3,900	105,027

GMAC Capital Trust I (8.125% to 2-15-16,
then 3 month LIBOR + 5.785%)	16,350	342,696

Real Estate Investment Trusts 1.40%

Apartment Investment & Management
Company, Series T, 8.000% (Z)	55,000	1,377,200

Public Storage, Inc., Depositary Shares,
Series W, 6.500% (Z)	40,000	1,005,600

22	Income Securities Trust | Annual report	See notes to financial statements

	Par value	Value

Short-Term Investments 0.59% (0.39% of Total Investments)		$997,000

(Cost $997,000)

Repurchase Agreement 0.59%		997,000

Repurchase Agreement with State Street Corp. dated 10-31-11 at
0.010% to be repurchased at $997,000 on 11-1-11, collateralized by $1,020,000 U.S. Treasury Notes, 0.125% due 9-30-13 (valued at
$1,017,272, including interest)	$997,000	997,000

Total investments (Cost $252,530,258)† 149.19%		$254,062,363

Other assets and liabilities, net (49.19%)		($83,765,379)

Total net assets 100.00%		$170,296,984

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

ADR American Depositary Receipts

IO Interest Only Security — (Interest Tranche of Stripped Security). Rate shown is the annualized yield at the end of the period.

LIBOR London Interbank Offered Rate

PIK Payment-in-kind

PO Principal-Only Security — (Principal Tranche of Stripped Security). Rate shown is the annualized yield on date of purchase.

REIT Real Estate Investment Trust

(a) Includes hybrid securities with characteristics of both equity and debt that trade with, and pay, interest income.

(b) Includes preferred stocks and hybrid securities with characteristics of both equity and debt that pay dividends on a periodic basis.

(I) Non-income producing security.

(M) Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(Q) Perpetual bonds have no stated maturity date. Date shown is next call date.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $45,664,389 or 26.81% of the Fund’s net assets as of 10-31-11.

(Z) A portion of this security is segregated as collateral pursuant to the Committed Facility Agreement. Total collateral value at 10-31-11 was $197,417,805.

† At 10-31-11, the aggregate cost of investment securities for federal income tax purposes was $253,120,263. Net unrealized appreciation aggregated $942,100, of which $12,749,507 related to appreciated investment securities and $11,807,407 related to depreciated investment securities.

The Fund had the following country concentration as a percentage of investments on 10-31-11.

United States	89%
United Kingdom	2%
Canada	1%
Australia	1%
Cayman Islands	1%
Mexico	1%
Brazil	1%
South Korea	1%
Luxembourg	1%
Other Countries	1%
Short-Term Investments & Other	1%

See notes to financial statements	Annual report | Income Securities Trust	23

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-11

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments, at value (Cost $252,530,258)	$254,062,363
Cash	593
Cash held at broker for futures contracts	62,288
Receivable for investments sold	1,558,080
Dividends and interest receivable	2,974,239
Other receivables and prepaid expenses	22,001

Total assets	258,679,564

Liabilities

Payable for investments purchased	967,564
Committed facility agreement payable (Note 8)	87,000,000
Swap contracts, at value (Note 3)	273,958
Payable for futures variation margin (Note 3)	3,016
Interest payable (Note 8)	9,341
Payable to affiliates
Accounting and legal services fees	1,719
Trustees’ fees	16,651
Other liabilities and accrued expenses	110,331

Total liabilities	88,382,580

Net assets

Paid-in capital	$183,929,253
Undistributed net investment income	1,261,578
Accumulated net realized loss on investments, futures contracts and
foreign currency transactions	(16,271,995)
Net unrealized appreciation (depreciation) on investments, futures
contracts and swap contracts	1,378,148

Net assets	$170,296,984

Net asset value per share

Based on 11,631,473 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$14.64

24	Income Securities Trust | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 10-31-11

This Statement of operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Interest	$14,838,704
Dividends	402,098
Less foreign taxes withheld	(7,147)

Total investment income	15,233,655

Expenses

Investment management fees (Note 5)	1,361,966
Accounting and legal services fees (Note 5)	22,131
Transfer agent fees	88,585
Trustees’ fees (Note 5)	53,388
Printing and postage	57,664
Professional fees	108,515
Custodian fees	27,751
Interest expense (Note 8)	898,145
Stock exchange listing fees	24,010
Other	33,989

Total expenses	2,676,144

Net investment income	12,557,511

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	3,437,202
Futures contracts (Note 3)	(307,429)
Foreign currency transactions	15,750
3,145,523
Change in net unrealized appreciation (depreciation) of
Investments	(4,525,389)
Futures contracts (Note 3)	217,787
Swap contracts (Note 3)	(273,958)
(4,581,560)
Net realized and unrealized loss	(1,436,037)

Increase in net assets from operations	$11,121,474

See notes to financial statements	Annual report | Income Securities Trust	25

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	10-31-11	10-31-10
Increase (decrease) in net assets

From operations
Net investment income	$12,557,511	$13,650,728
Net realized gain (loss)	3,145,523	(1,071,550)
Change in net unrealized appreciation (depreciation)	(4,581,560)	16,925,575

Increase in net assets resulting from operations	11,121,474	29,504,753

Distributions to shareholders
From net investment income	(13,136,659)	(13,367,891)

From Fund share transactions (Note 6)	1,037,011	1,079,434

Total increase (decrease)	(978,174)	17,216,296

Net assets

Beginning of year	171,275,158	154,058,862

End of year	$170,296,984	$171,275,158

Undistributed net investment income	$1,261,578	$977,458

26	Income Securities Trust | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statement of cash flows

This Statement of cash flows shows cash flow from operating and financing activities for the period stated.

For the
year ended
10-31-11
Cash flows from operating activities

Net increase in net assets from operations	$11,121,474
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(186,924,219)
Long-term investments sold	180,466,620
Decrease in short-term investments	380,000
Net amortization of premium (discount)	2,655,542
Decrease in dividends and interest receivable	483,122
Decrease in payable for investments purchased	(317,697)
Increase in receivable for investments sold	(630,337)
Increase in cash held at broker for futures contracts	(7,838)
Increase in other receivables and prepaid expenses	(1,598)
Increase in unrealized depreciation of swap contracts	273,958
Decrease in payable for futures variation margin	(6,882)
Decrease in payable to affiliates	(10,234)
Decrease in interest payable	(1,333)
Increase in other liabilities and accrued expenses	30,914
Net change in unrealized (appreciation) depreciation on investments	4,525,389
Net realized gain on investments	(3,437,202)

Net cash provided by operating activities	$8,599,679

Cash flows from financing activities
Borrowings from credit facility agreement payable	3,500,000
Distributions to common shareholders net of reinvestments	(12,099,648)

Net cash used in financing activities	($8,599,648)

Net increase in cash	$31

Cash at beginning of period	$562

Cash at end of period	$593
Supplemental disclosure of cash flow information

Cash paid for interest	$899,478

Noncash financing activities not included herein consist of	1,037,011
reinvestment of distributions

See notes to financial statements	Annual report | Income Securities Trust	27

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES Period ended	10-31-11	10-31-10	10-31-09	10-31-08[1]	12-31-07	12-31-06

Per share operating performance

Net asset value, beginning of year	$14.82	$13.42	$10.67	$14.53	$15.22	$15.30
Net investment income[2]	1.08	1.19	1.18	1.05	1.34	1.26
Net realized and unrealized gain (loss)
on investments	(0.13)	1.37	2.70	(3.92)	(0.69)	(0.03)
Distributions to Auction Preferred
Shares (APS)	—	—	—	(0.15)	(0.42)	(0.38)
Total from investment operations	0.95	2.56	3.88	(3.02)	0.23	0.85
Less distributions to
common shareholders
From net investment income	(1.13)	(1.16)	(1.13)	(0.84)	(0.92)	(0.93)
Net asset value, end of year	$14.64	$14.82	$13.42	$10.67	$14.53	$15.22
Per share market value, end of year	$14.81	$14.76	$12.94	$9.67	$12.85	$14.75
Total return at net asset value (%)[3]	6.78	19.90	39.06	(21.36)[4]	1.97	6.24
Total return at market value (%)[3]	8.46	23.85	47.95	(19.41)[4]	(6.94)	15.15

Ratios and supplemental data

Net assets applicable to common shares,
end of year (in millions)	$170	$171	$154	$121	$165	$172
Ratios (as a percentage of average
net assets):
Expenses (excluding interest expense)	1.04	1.12	1.40	1.41[5]	1.16[6]	1.17[6]
Interest expense (Note 8)	0.52	0.66	0.85	0.76[5]	—	—
Expenses (including interest expense)	1.56	1.78	2.25	2.17[5]	1.16[6]	1.17[6]
Net investment income	7.34	8.44	10.56	9.37[5]	8.87[7]	8.30[7]
Portfolio turnover (%)	71	79	94	40	54	94

Senior securities

Total value of APS outstanding
(in millions)	—	—	—	—	$90	$90
Involuntary liquidation preference per
unit (in thousands)	—	—	—	—	25	25
Average market value per unit
(in thousands)	—	—	—	—	25	25
Asset coverage per unit[8]	—	—	—	—[9]	$71,228	$73,375
Total debt outstanding end of year (in
millions) (Note 8)	$87	$84	$58	$58	—	—
Asset coverage per $1,000 of APS[10]	—	—	—	—	$2,851	$2,928
Asset coverage per $1,000 of debt[11]	$2,957	$3,051	$3,656	$3,094	—	—

28	Income Securities Trust | Annual report	See notes to financial statements

1 For the ten-month period ended 10-31-08. The Fund changed its fiscal year end from December 31 to October 31.
2 Based on the average daily shares outstanding.
3 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.
4 Not annualized.
5 Annualized.
6 Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of expenses would have been 0.76% and 0.77% for the years ended 12-31-07 and 12-31-06, respectively.
7 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of net investment income would have been 5.82% and 5.45% for the years ended 12-31-07 and 12-31-06, respectively.
8 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing that amount by the number of APS outstanding, as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.
9 In May 2008, the Fund entered into a Committed Facility Agreement with a third-party commercial bank in order to redeem the APS. The redemption of all APS was completed on 6-12-08.
10 Asset coverage equals the total net assets plus APS divided by the APS of the Fund outstanding at period end.
11 Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at period end (Note 8). As debt outstanding changes, level of invested assets may change accordingly. Asset coverage ratio provides a consistent measure of leverage.

See notes to financial statements	Annual report | Income Securities Trust	29

Notes to financial statements

Note 1 — Organization

John Hancock Income Securities Trust (the Fund) is a closed-end diversified management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

30	Income Securities Trust | Annual report

The following is a summary of the values by input classification of the Fund’s investments as of October 31, 2011, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 10-31-11	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Corporate Bonds	$137,247,785	—	$136,903,582	$344,203
Convertible Bonds	313,720	—	313,720	—
Municipal Bonds	469,763	—	469,763	—
Term Loans	2,032,100	—	2,032,100	—
Capital Preferred Securities	4,806,702	—	4,806,702	—
U.S. Government &
Agency Obligations	67,364,894	—	67,364,894	—
Foreign Government
Obligations	376,832	—	376,832	—
Collateralized Mortgage
Obligations	22,305,412	—	22,180,136	125,276
Asset Backed Securities	8,183,840	—	7,969,840	214,000
Common Stocks	4,413,220	$4,357,145	—	56,075
Preferred Stocks	5,551,095	3,355,367	1,101,173	1,094,555
Short-Term Investments	997,000	—	997,000	—

Total Investments in
Securities	$254,062,363	$7,712,512	$244,515,742	$1,834,109
Other Financial Instruments
Futures	$120,001	$120,001	—	—
Interest Rate Swaps	($273,958)	—	($273,958)	—

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. During the year ended October 31, 2011, there were no significant transfers in or out of Level 1 and Level 2 assets.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

		COLLATERALIZED
	CORPORATE	MORTGAGE	ASSET BACKED	COMMON	PREFERRED
	BONDS	OBLIGATIONS	SECURITIES	STOCKS	SECURITIES	TOTAL

Balance as of 10-31-10	$318,165	$1,269,712	—	$84,924	$1,657,686	$3,330,487
Realized gain (loss)	4,457	(320,128)	—	—	—	(315,671)
Change in unrealized
appreciation (depreciation)	(66,776)	284,036	—	(28,849)	(563,131)	(374,720)
Purchases	288,263	83,148	$1,209,614	—	—	1,581,025
Sales	(199,906)	(18,957)	(995,614)	—	—	(1,214,477)
Transfers into Level 3	—	—	—	—	—	—
Transfers out of Level 3	—	(1,172,535)	—	—	—	(1,172,535)
Balance as of 10-31-11	$344,203	$125,276	$214,000	$56,075	$1,094,555	$1,834,109
Change in unrealized at
period end*	($79,356)	($36,092)	—	($28,849)	($563,131)	($707,428)

* Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of Operations.

In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Debt obligations are valued based on the evaluated prices provided by an independent pricing service,

Annual report | Income Securities Trust	31

which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees.

Repurchase agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income is recorded when the Fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Real estate investment trusts. The Fund may invest in real estate investment trusts (REITs) and, as a result, will estimate the components of distributions from these securities. Such estimates are revised when actual components of distributions are known. Distributions from REITs received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain.

Stripped securities. Stripped mortgage backed securities are financial instruments structured to separate principal and interest cash flows so that one class receives the entire principal from the underlying mortgage assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped mortgage backed security. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates. In addition, these securities present additional credit risk such that the Fund may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

Overdrafts. Pursuant to the custodian agreement, the Fund’s custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian has a lien, security interest or security entitlement in any Fund property that is not segregated, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s

32	Income Securities Trust | Annual report

relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has a capital loss carryforward of $15,528,375 available to offset future net realized capital gains as of October 31, 2011. The following table details the capital loss carryforward available as of October 31, 2011.

CAPITAL LOSS CARRYFORWARD EXPIRING AT OCTOBER 31
2013	2014	2015	2016	2017	2018

$2,244,981	$3,342,775	$1,351,797	$1,367,076	$6,785,450	$436,296

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends quarterly and capital gain distributions, if any, annually. The tax character of distributions for the years ended October 31, 2011 and October 31, 2010 was as follows:

	OCTOBER 31, 2011	OCTOBER 31, 2010

Ordinary Income	$13,136,659	$13,367,891

As of October 31, 2011, the components of distributable earnings on a tax basis included $1,271,648 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to tender fees, derivative transactions and amortization and accretion on debt securities.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the Fund’s Statement of assets and liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

Annual report | Income Securities Trust	33

New accounting pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund’s financial statements.

Note 3 — Derivative instruments

The Fund may invest in derivatives in order to meet its investment objective. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, the Fund is exposed to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

The Fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk on over-the-counter derivatives. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the Fund is held by the custodian bank for the benefit of the Fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the Fund is held in a segregated account at the Fund’s custodian and is noted in the accompanying portfolio of investments, or if cash is posted, on the Statement of assets and liabilities. As of October 31, 2011, no collateral was posted by the Fund for the benefit of counterparties to over-the-counter derivatives transactions.

Futures. A futures contract is a contractual agreement to buy or sell a particular commodity, currency, or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) is recorded by the Fund.

During the year ended October 31, 2011, the Fund used futures contracts to manage the duration of the portfolio. The following table summarizes the contracts held at October 31, 2011. During the year ended October 31, 2011, the Fund held futures contracts with absolute notional values ranging from $7.2 million to $13.1 million, as measured at each quarter end.

34	Income Securities Trust | Annual report

					UNREALIZED
OPEN	NUMBER OF				APPRECIATION
CONTRACTS	CONTRACTS	POSITION	EXPIRATION DATE	VALUE	(DEPRECIATION)

U.S. Treasury 30-Year	10	Long	Dec 2011	$1,390,313	$34,815
Bond Futures
Ultra Long U.S.	11	Long	Dec 2011	1,676,125	108,594
Treasury Bond Futures
U.S. Treasury 10-Year	52	Short	Dec 2011	(6,711,250)	(16,798)
Note Futures
U.S. Treasury 5-Year	27	Short	Dec 2011	(3,310,453)	(6,610)
Note Futures
					$120,001

Interest rate swaps. Interest rate swaps represent an agreement between a Fund and counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Fund settles accrued net interest receivable or payable under the swap contracts on a periodic basis. Swaps are marked-to-market daily based upon values from third party vendors or broker quotations, and the change in value is recorded as unrealized appreciation/ depreciation of swap contracts. A termination payment by the counterparty or the Fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by a Fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The Fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the year ended October 31, 2011, the Fund used interest rate swaps in anticipation of rising interest rates. The following table summarizes the interest rate swap contracts held as of October 31, 2011.

		PAYMENTS	PAYMENTS
	USD NOTIONAL	MADE BY	RECEIVED BY	MATURITY	MARKET
COUNTERPARTY	AMOUNT	FUND	FUND	DATE	VALUE

Morgan Stanley	$22,000,000	1.442500%	3 Month LIBOR (a)	Aug 2016	($273,958)
Capital Services

(a) At 10-31-11, the 3-month LIBOR rate was 0.42944%.

Interest rate swap positions at October 31, 2011 were entered into on August 5, 2011. No other interest rate swap activity occurred during the year ended October 31, 2011.

Annual report | Income Securities Trust	35

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at October 31, 2011 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS	INSTRUMENTS	DERIVATIVES FAIR	DERIVATIVES FAIR
RISK	AND LIABILITIES LOCATION	LOCATION	VALUE	VALUE

Interest rate	Payable for futures	Futures	$143,409†	($23,408)†
contracts	variation margin
	Swap contracts	Interest rate	—	($273,958)
	at value	swaps
Total			$143,409	($297,366)

†Reflects cumulative appreciation/depreciation of futures as disclosed above. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2011:

	STATEMENT OF	FUTURE
RISK	OPERATIONS LOCATION	CONTRACTS

Interest rate	Net realized loss	($307,429)
contracts
Total		($307,429)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2011:

	STATEMENT OF	FUTURES	SWAP
RISK	OPERATIONS LOCATION	CONTRACTS	CONTRACTS	TOTAL

Interest rate	Change in	$217,787	($273,958)	($56,171)
contracts	unrealized
	appreciation
	(depreciation)
Total		$217,787	($273,958)	($56,171)

Note 4 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. The Adviser is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment advisory agreement with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of (a) 0.650% of the first $150,000,000 of the Fund’s average daily net assets and the

36	Income Securities Trust | Annual report

value attributable to the credit facility agreement (collectively, managed assets), (b) 0.375% of the next $50,000,000, (c) 0.350% of the next $100,000,000 and (d) 0.300% of the Fund’s average daily managed assets in excess of $300,000,000. The Adviser has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (formerly, MFC Global Investment Management (U.S.), LLC), an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the year ended October 31, 2011, were equivalent to an annual effective rate of 0.53% of the Fund’s average daily managed assets.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for its expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of Fund tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended October 31, 2011 amounted to an annual rate of 0.01% of the Fund’s average daily managed assets.

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. These Trustees may, for tax purposes, elect to defer receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan (the Plan). Deferred amounts are invested in various John Hancock funds and remain in the funds until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of assets and liabilities.

Note 6 — Fund share transactions

Transactions in Fund shares for the year ended October 31, 2011 and for the year ended October 31, 2010 were as follows:

	Year ended 10-31-11		Year ended 10-31-10
	Shares	Amount	Shares	Amount
Distributions reinvested	71,838	$1,037,011	77,303	$1,079,434

Note 7 — Leverage risk

The Fund utilizes a Committed Facility Agreement to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the credit facility and have the potential to benefit or be disadvantaged from the use of leverage. The Adviser’s fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

• the likelihood of greater volatility of net asset value and market price of common shares

• fluctuations in the interest rate paid for the use of the credit facility

• increased operating costs, which may reduce the Fund’s total return

• the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remain fixed

• the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements

Annual report | Income Securities Trust	37

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the CFA is terminated. Were this to happen, the Fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.

Note 8 — Committed Facility Agreement

The Fund has entered into a Committed Facility Agreement (CFA) with a subsidiary of BNP Paribas (BNP) that allows it to borrow up to $90 million and to invest the borrowings in accordance with its investment practices.

Borrowings under the CFA are secured by the assets of the Fund as disclosed in the Fund’s investments. Interest charged is at the rate of one month LIBOR plus 0.70% and is payable monthly. Prior to April 29, 2011, the interest rate was one month LIBOR plus 0.85%. The Fund also pays a commitment fee of 0.60% per annum on the unused portion of the facility. The commitment fee for the year ended October 31, 2011 amounted to $25,473 and is included in the interest expense in the Statement of operations. As of October 31, 2011, the Fund had borrowings of $87,000,000 at an interest rate of 0.95%, which are reflected in the Committed facility agreement payable on the Statement of assets and liabilities. During the year ended October 31, 2011, the average borrowings under the CFA and the effective average interest rate were $85,812,603 and 1.00%, respectively.

The Fund may terminate the agreement with 30 days’ notice. In addition, if certain asset coverage and collateral requirements, minimum net assets or other covenants are not met, the CFA could be deemed in default and result in termination. Absent a default or a facility termination event, BNP is required to provide the Fund with 360 days’ notice prior to terminating or amending the CFA.

The Fund has an agreement with BNP that allows BNP to borrow a portion of the pledged collateral (Lent Securities) in an amount not to exceed the lesser of: (i) outstanding borrowings owed by the Fund to BNP and (ii) thirty-three and one-third percent of the Fund’s total assets. The Fund can designate any security within the pledged collateral as ineligible to be a Lent Security and can recall any of the Lent Securities. The Fund also has the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Lent Securities against the current borrowings under the CFA in the event that BNP fails to timely return the Lent Securities and in certain other circumstances. In such circumstances, however, the Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Fund’s income generating potential may decrease. Even if the Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices. There has been no lending activity under this agreement during year ended October 31, 2011.

Note 9 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, aggregated $140,330,976 and $122,853,690, respectively, for the year ended October 31, 2011. Purchases and sales of U.S. Treasury obligations aggregated $46,593,243 and $57,612,930, respectively, for the year ended October 31, 2011.

38	Income Securities Trust | Annual report

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Income Securities Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of John Hancock Income Securities Trust (the “Fund”) at October 31, 2011, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2011 by correspondence with the custodian, agent banks and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 22, 2011

Annual report | Income Securities Trust	39

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year end October 31, 2011.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2011, the Fund designates the maximum amount allowable for the corporate dividends-received deduction.

The Fund designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2011.

Eligible shareholders will be mailed a 2011 Form 1099-DIV in early 2012. This Form will reflect the tax character of all distributions for calendar year 2011.

40	Income Securities Trust | Annual report

Additional information

Unaudited

Investment objective and policy

The Fund is a closed-end diversified management investment company, common shares of which were initially offered to the public on February 14, 1973, and are publicly traded on the NYSE. The Fund’s investment objective is to generate a high level of current income consistent with prudent investment risk. Under normal circumstances, the Fund invests at least 80% of net assets in income securities. Income securities will consist of the following: (i) marketable corporate debt securities, (ii) governmental obligations and (iii) cash and commercial paper. “Net assets” is defined as net assets plus borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of freely marketable debt securities. The Fund may invest an amount not exceeding 20% of its assets in income-producing preferred securities and common stocks. It is contemplated that at least 75% of the value of the Fund’s total assets will be represented by debt securities, which have at the time of purchase a rating within the four highest grades as determined by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation. The Fund intends to engage in short-term trading and may invest in repurchase agreements.

On March 9, 2011, the Board of Trustees amended the Fund’s investment policy regarding the use of reverse repurchase agreement transactions. The new policy provides the following:

Reverse repurchase agreements: The Fund may engage in reverse repurchase agreement transactions to the extent permitted under the Investment Company Act of 1940, as amended (“1940 Act”), and related guidance of the Securities and Exchange Commission and its staff. The Fund intends to use reverse repurchase agreements to obtain investment leverage either alone and/or in combination with other forms of investment leverage. The Fund may also use reverse repurchase agreement transactions for temporary or emergency purposes. In a reverse repurchase agreement transaction, the Fund temporarily transfers possession of a portfolio instrument to another party in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. The value of the portfolio securities transferred may substantially exceed the purchase price received by the Fund under the reverse repurchase agreement transaction and, during the life of the reverse repurchase agreement transaction, the Fund may be required to transfer additional securities if the market value of those securities initially transferred declines. In engaging in a reverse repurchase transaction, the Fund may transfer (“sell”) any of its portfolio securities to a broker-dealer, bank or another financial institution counterparty as determined by the Adviser to be appropriate. In accordance with guidance from the SEC and its staff from time to time in effect, the Fund will earmark or segregate liquid assets equal to repayment obligations under the reverse repurchase agreements.

Reverse repurchase agreement risks. Reverse repurchase agreement transactions involve the risk that the market value of the securities that the Fund is obligated to repurchase under such agreements may decline below the repurchase price. Any fluctuations in the market value of either the securities transferred to the other party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets, thereby potentially increasing fluctuations in the market value of the Fund’s assets. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds received under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Annual report | Income Securities Trust	41

On March 9, 2011, the Board of Trustees also approved certain other investment policy changes, as summarized below:

(i) investment policy stating that “The Fund may also invest up to 20% of its total assets in income-producing preferred and common stocks.” was replaced with the following: “The Fund may also invest up to 20% of its total assets in income-producing preferred securities and common stocks.”; and

(ii) investment policy stating that “The Fund may also purchase income producing securities which are convertible into or come with rights to purchase preferred and common stocks.” was replaced with the following: “The Fund may also purchase income producing securities which are convertible into or come with rights to purchase preferred securities and common stocks.”

Dividends and distributions

During the year ended October 31, 2011, dividends from net investment income totaling $1.1337 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

INCOME
PAYMENT DATE	DIVIDEND

December 31, 2010	$0.2818

March 31, 2011	0.2874

June 30, 2011	0.2749

September 30, 2011	0.2896

$1.1337

Dividend reinvestment plan

The Board of Trustees approved certain amendments to the Fund’s Dividend Reinvestment Plan. The Dividend Reinvestment Plan that is in effect as of July 1, 2011 is described below.

The Fund’s Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the Fund by The Bank of New York Mellon (the Plan Agent). Every shareholder holding at least one full share of the Fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the Fund after June 30, 2011 and holds at least one full share of the Fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

If the Fund declares a dividend or distribution payable either in cash or in common shares of the Fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the Fund’s net asset value per share (NAV), the Fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the New York Stock Exchange (the NYSE) or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the Fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the Fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market,

42	Income Securities Trust | Annual report

each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the Fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the Fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the Fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell Fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.bnymellon.com/shareowner/equityaccess. The Plan Agent will mail a check to you (less applicable brokerage trading fees) on settlement date, which is three business days after your shares have been sold. If you choose to sell your shares through your stockbroker, you will need to request that the Plan Agent electronically transfer your shares to your stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.bnymellon.com/shareowner/equityaccess. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If you withdraw, your shares will be credited to your account; or, if you wish, the Plan Agent will sell your full and fractional shares and send you the proceeds, less a transaction fee of $5.00 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the Fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.bnymellon.com/shareowner/equityaccess. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If you wish to participate in the Plan and your shares are held in the name of a brokerage firm, bank or other nominee, please contact your nominee to see if it will participate in the Plan for you. If you wish to participate in the Plan, but your brokerage firm, bank or other nominee is unable to participate on your behalf, you will need to request that your shares be re-registered in your own name, or you will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by you as representing the total amount registered in your name and held for your account by your nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the Fund.

Annual report | Income Securities Trust	43

All correspondence or additional information about the Plan should be directed to The Bank of New York Mellon, c/o BNY Mellon Shareowner Services, c/o Mellon Investor Services, P.O. Box 358035, Pittsburgh, PA 15252-8035 (Telephone: 1-800-852-0218 (within the U.S. and Canada), 1-201-680-6578 (International Telephone Inquiries), and 1-800-231-5469 (For the Hearing Impaired (TDD)).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

44	Income Securities Trust | Annual report

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees (the Board, the members of which are referred to as Trustees) of John Hancock Income Securities Trust (the Fund) met in-person on May 1–3 and June 5–7, 2011 to consider the approval of the Fund’s investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser), the Fund’s investment adviser. The Board also considered the approval of the investment subadvisory agreement (the Subadvisory Agreement) among the Adviser, Manulife Asset Management (US) LLC (the Subadviser) and the Fund. The Advisory Agreement and the Subadvisory Agreement are referred to as the Agreements.

Activities and composition of the Board

The Board consists of eleven individuals, nine of whom are Independent Trustees. Independent Trustees are generally those individuals who are not employed by or have any significant business or professional relationship with the Adviser or the Subadviser. The Trustees are responsible for the oversight of operations of the Fund and perform various duties required of directors of investment companies by the Investment Company Act of 1940, as amended (the 1940 Act). The Independent Trustees have hired independent legal counsel to assist them in connection with their duties. The Board has appointed an Independent Trustee as Chairperson. The Board has established four standing committees that are composed entirely of Independent Trustees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; and the Contracts/Operations Committee. Additionally, Investment Performance Committee A is a standing committee of the Board that is composed of Independent Trustees and one Trustee who is affiliated with the Adviser. Investment Performance Committee A oversees and monitors matters relating to the investment performance of the Fund. The Board has also designated an Independent Trustee as Vice Chairperson to serve in the absence of the Chairperson. The Board also designates working groups or ad hoc committees as it deems appropriate.

The approval process

Under the 1940 Act, the Board is required to consider the continuation of the Agreements each year. Throughout the year, the Board, acting directly and through its committees, regularly reviews and assesses the quality of the services that the Fund receives under these Agreements. The Board reviews reports of the Adviser at least quarterly, which include Fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year. The Board considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by the Adviser and Subadviser to the Fund and its shareholders.

Prior to the May 1–3, 2011 meeting, the Board requested and received materials specifically relating to the Agreements. The materials provided in connection with the May meeting included information compiled and prepared by Morningstar, Inc. (Morningstar) on Fund fees and expenses, and the investment performance of the Fund. This Fund information is assembled in a format that permits comparison with similar information from a Peer Group, as determined by Morningstar, and with the Fund’s benchmark index. The Peer Group represents funds that invest similarly to the way the Fund invests and funds of similar size, excluding passively managed funds and funds-of-funds. The Fund’s benchmark index is an unmanaged index of securities that is provided as a basis for comparison with the Fund’s performance. Other material provided for the Fund review included (a) information on the profitability of the Agreements to the Adviser and a discussion of any additional benefits to the Adviser or Subadviser or their affiliates that result from being the Adviser or Subadviser to the Fund; (b) a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients, such as institutional clients and other investment companies, having similar investment mandates, as well as the performance of those other clients and a comparison of the services provided to those other clients and the services provided to the Fund; (c) the impact of

Annual report | Income Securities Trust	45

economies of scale; (d) a summary of aggregate amounts paid by the Fund to the Adviser; and (e) sales and redemption data regarding the Fund’s shares.

At an in-person meeting held on May 1–3, 2011, the Board reviewed materials relevant to its consideration of the Agreements. As a result of the discussions that occurred during the May 1–3, 2011 meeting, the Board asked the Adviser for additional information on certain matters. The Adviser provided the additional information and the Board also considered this information as part of its consideration of the Agreements.

At an in-person meeting held on June 5–7, 2011, the Board, including the Independent Trustees, formally considered the continuation of the Advisory Agreement between the Adviser and the Fund and the Subadvisory Agreement among the Fund, the Adviser and the Subadviser, each for an additional one-year term. The Board considered what it believed were key relevant factors that are described under separate headings presented below.

The Board also considered other matters important to the approval process, such as payments made to and by the Adviser or its affiliates relating to the distribution of Fund shares and other services. The Board reviewed services related to the valuation and pricing of Fund portfolio holdings. Other important matters considered by the Board were the direct and indirect benefits to the Adviser, the Subadviser and their affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review.

Nature, extent and quality of services

The Board reviewed the nature, extent and quality of services provided by the Adviser and the Subadviser, including the investment advisory services and the resulting performance of the Fund.

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. It considered the background and experience of senior management and investment professionals responsible for managing the Fund. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and the Subadviser responsible for the daily investment activities of the Fund, including, among other things, portfolio trading capabilities, use of technology, commitment to compliance and approach to training and retaining portfolio managers and other research, advisory and management personnel.

The Board considered the Subadviser’s history and experience providing investment services to the Fund. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs, record of compliance with applicable laws and regulation, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the responsibilities of the Adviser’s and Subadviser’s compliance departments.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund by the Adviser under a separate agreement. The Board noted that the Adviser and its affiliates provide the Fund with certain administrative services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. The Board reviewed the structure and duties of the Adviser’s administration, accounting, legal and compliance departments and considered the Adviser’s and its affiliate’s policies and procedures for assuring compliance with applicable laws and regulations.

The Board also received information about the nature, extent and quality of services provided by and fee rates charged by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board reviewed a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged

46	Income Securities Trust | Annual report

to other clients having similar investment mandates, the services provided to those other clients as compared to the services provided to the Fund, the performance of those other clients as compared to the performance by the Fund and other factors relating to those other clients. The Board considered the significant differences between the Adviser’s and Subadviser’s services to the Fund and the services they provide to other clients. For other clients that are not closed-end funds, the differences in services relate to the more burdensome regulatory and legal obligations of closed-end funds, the enhanced management and oversight arising from the public trading of Fund shares on an exchange and the generally higher turnover of closed-end fund portfolio holdings. When compared to all clients including mutual funds, the Adviser has greater oversight and supervisory responsibility for the Fund and undertakes greater entrepreneurial risk as the sponsor of the Fund.

Fund performance

The Board was provided with reports, independently prepared by Morningstar, which included a comprehensive analysis of the Fund’s performance. The Board also examined materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook. The Board also reviewed a narrative and statistical analysis of the Morningstar data that was prepared by the Adviser, which analyzed various factors that may affect the Morningstar rankings. The Board reviewed information regarding the investment performance of the Fund as compared to its Morningstar Peer Group as well as its benchmark index (see chart below). The Board was provided with a description of the methodology used by Morningstar to select the funds in the Peer Group. The Board also considered updated performance information provided by the Adviser at its May and June 2011 meetings. The Board regularly reviews the performance of the Fund throughout the year and attaches more importance to performance over relatively longer periods of time, typically three to five years.

Set forth below is the performance of the Fund (based on net asset value) over certain time periods ended December 31, 2010 and that of its Peer Group and benchmark index over the same periods:

	1 YEAR	3 YEAR	5 YEAR	10 YEAR

Income Securities Trust	17.67%	9.72%	7.42%	7.00%
Intermediate-Term Bond Peer Group Median	15.21%	9.67%	8.30%	7.00%
BarCap US Govt/Credit TR Index	6.59%	5.60%	5.56%	5.83%

The Board noted that the Fund’s performance compared favorably to its Peer Group’s median performance over multiple periods shown. The Board noted that the Fund’s performance compared favorably to its benchmark index’s performance for all periods shown.

Expenses and fees

The Board, including the Independent Trustees, reviewed the Fund’s contractual advisory fee rate payable by the Fund to the Adviser as compared with the other funds in its Peer Group. The Board also received information about the investment subadvisory fee rate payable by the Adviser to the Subadviser for investment subadvisory services. The Board considered the services provided and the fees charged by the Adviser and the Subadviser to other clients with similar investment mandates, including separately managed institutional accounts.

In addition, the Board considered the cost of the services provided to the Fund by the Adviser. The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution fees and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, administration fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after adjusting for interest expense relating to leverage (Net Expense Ratio (Excluding Leverage Expense)). The Gross Expense Ratio is based on common assets and includes interest expense and the Net Expense Ratio is based

Annual report | Income Securities Trust	47

on common assets but excludes interest expense. The Board considered information comparing the Gross Expense Ratio and Net Expense Ratio (Excluding Leverage Expense) of the Fund to that of the Peer Group median. As part of its analysis, the Board reviewed the Adviser’s methodology in allocating its costs to the management of the Fund and the Fund complex.

The Board noted that the Fund’s advisory fee ratio was three basis points above the Peer Group median advisory fee ratio. The Board noted the following information about the Fund’s Gross and Net Expense Ratios contained in the Fund’s financial statements in relation with the Fund’s Peer Group median provided by Morningstar in April 2011:

	FUND	PEER GROUP MEDIAN

Advisory Fee Ratio	0.80%	0.77%
Gross Expense Ratio	1.78%	1.53%
Net Expense Ratio (Excluding Leverage Expense)	1.12%	1.14%

The Board was aware that the Peer Group includes both unleveraged funds, funds with varying amounts of leverage and funds that use borrowing and preferred stocks as leverage; that the Peer Group comparison shows advisory fees and expense ratios as percentages of assets attributable to common shares rather than total managed assets; and that the Fund’s fees and expenses are higher than funds in the Peer Group with lower levels of leverage or funds that leverage with preferred stocks. The Board also reviewed comparative information which adjusted expenses of the Fund and the Peer Group for the cost of leverage or interest expense and the Fund compared favorably to peers in this analysis.

The Board received and reviewed statements relating to the Adviser’s financial condition and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by the Adviser for services under the Advisory Agreement, as well as from other relationships between the Fund and the Adviser and its affiliates. The Board reviewed the Adviser’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2010 compared to available aggregate profitability data provided for the year ended December 31, 2009. The Board reviewed the Adviser’s profitability with respect to other fund complexes managed by the Adviser and/or its affiliates. The Board reviewed the Adviser’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products.

The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board considered the profitability information with respect to the Subadviser, which is affiliated with the Adviser. In addition, as noted above, the Board considered the assumptions and methodology for allocating expenses in the Subadviser’s profitability analysis.

Economies of scale

The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Fund increase. Possible changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale (e.g., through the use of breakpoints in the advisory fee at higher asset levels) are periodically discussed. The Board also considered the Adviser’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the Fund.

48	Income Securities Trust | Annual report

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual funds, but rather are incurred across a variety of products and services. To ensure that any economies are reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the contractual advisory fee rate.

Other benefits to the Adviser and the Subadviser

The Board understands that the Adviser, the Subadviser or their affiliates may derive other ancillary benefits from their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an increase in their profile in the investment advisory community and the engagement of their affiliates and/or significant shareholders as service providers to the Fund, including for administrative and distribution services. The Board believes that certain of these benefits are difficult to quantify. The Board also was informed that the Subadviser may use third-party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

Board determination

The Board unanimously approved the continuation of the Advisory Agreement between the Adviser and the Fund for an additional one-year term. The Subadvisory Agreement among the Fund, the Adviser and the Subadviser was also approved for an additional one-year term. Based upon its evaluation of relevant factors in their totality, the Board was satisfied that the terms of the Agreements, including the advisory and subadvisory fee rates, were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or any group of factors as all-important or controlling, but considered all factors together. Different Trustees may have attributed different weights to the various factors considered. The Independent Trustees were also assisted by independent legal counsel in making this determination. The Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years and on their ongoing regular review of Fund performance and operations throughout the year.

Annual report | Income Securities Trust	49

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Steven R. Pruchansky, Born: 1944	2005	46

Chairman (since January 2011); Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000);
Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty
Trust (until 1994); President, Maxwell Building Corp. (until 1991).

James F. Carlin, Born: 1940	2005	46

Chief Executive Officer, Director and Treasurer, Alpha Analytical Laboratories (environmental, chemical and pharmaceutical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance
Agency, Inc. (since 1995); Chairman and Chief Executive Officer, CIMCO, LLC (management/
investments) (since 1987).

William H. Cunningham, Born: 1944	2005	46

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television
(since 2009); Lincoln National Corporation (insurance) (Chairman since 2009 and Director since 2006);
Resolute Energy Corporation (since 2009); Nanomedical Systems, Inc. (biotechnology company)
(Chairman since 2008); Yorktown Technologies, LP (tropical fish) (Chairman since 2007); Greater Austin
Crime Commission (since 2001); Southwest Airlines (since 2000); former Director of the following:
Introgen (manufacturer of biopharmaceuticals) (until 2008); Hicks Acquisition Company I, Inc. (until
2007); Jefferson-Pilot Corporation (diversified life insurance company) (until 2006); and former Advisory
Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Deborah C. Jackson, Born: 1952	2008	46

President, Cambridge College, Cambridge, Massachusetts (since May 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–May 2011); Board of Directors of Eastern Bank
Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001);
Board of Directors of American Student Assistance Corp. (1996–2009); Board of Directors of Boston
Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Charles L. Ladner,[2,3] Born: 1938	2004	46

Vice Chairman (since March 2011); Chairman and Trustee, Dunwoody Village, Inc. (retirement services)
(since 2008); Director, Philadelphia Archdiocesan Educational Fund (since 2009); Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice
President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997); Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(Cooperating Association, National Park Service) (until 2005).

50	Income Securities Trust | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Stanley Martin,[2] Born: 1947	2008	46

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation & Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore,[2] Born: 1939	1996	46

President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former
Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal,
Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).

Patti McGill Peterson,[2] Born: 1943	1996	46

Presidential Advisor for Global Initiatives, American Council on Education (since 2011); Chairperson of the Board of the Trust (during 2009 and 2010); Principal, PMP Globalinc (consulting) (2007–2011);
Senior Associate, Institute for Higher Education Policy (2007–2011); Executive Director, CIES
(international education agency) (until 2007); Vice President, Institute of International Education (until
2007); Former President Wells College, St. Lawrence University and the Association of Colleges and
Universities of the State of New York. Director of the following: Mutual Fund Directors Forum (since
2011); Niagara Mohawk Power Corporation (until 2003); Security Mutual Life (insurance) (until 1997);
ONBANK (until 1993). Trustee of the following: Board of Visitors, The University of Wisconsin, Madison
(since 2007); Ford Foundation, International Fellowships Program (until 2007); UNCF, International
Development Partnerships (until 2005); Roth Endowment (since 2002); Council for International
Educational Exchange (since 2003).

Gregory A. Russo, Born: 1949	2009	46

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[4]

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Hugh McHaffie, Born: 1959	2010	46

Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee,
John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC,
John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); Senior
Vice President, Individual Business Product Management, MetLife, Inc. (1999–2006).

Annual report | Income Securities Trust	51

Non-Independent Trustees4 (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

John G. Vrysen, Born: 1955	2009	46

Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009); Trustee, John Hancock retail funds (since 2009).

Principal officers who are not Trustees

Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, John Hancock Financial Services (since 2004); Director, President and Chief
Executive Officer, John Hancock Advisers, LLC and John Hancock Funds, LLC (since 2005); Director,
John Hancock Asset Management a division of Manulife Asset Management (US) LLC (since 2005);
Director, John Hancock Investment Management Services, LLC (since 2006); President and Chief
Executive Officer, John Hancock retail funds (since 2005); Member, Investment Company Institute Sales
Force Marketing Committee (since 2003).

Andrew G. Arnott, Born: 1971		2009

Senior Vice President and Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); Executive Vice President, John Hancock Funds, LLC (since
2004); Chief Operating Officer, John Hancock retail funds (since 2009); Senior Vice President,
John Hancock retail funds (since 2010); Vice President, John Hancock Funds II and John Hancock
Variable Insurance Trust (since 2006); Senior Vice President, Product Management and Development,
John Hancock Funds, LLC (until 2009).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock
Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2006); Vice President and Associate General
Counsel, Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal
Counsel, MML Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual
Select Funds and MassMutual Premier Funds (2004–2006).

52	Income Securities Trust | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust
(since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2010); Treasurer, John Hancock closed-end funds (since 2009);
Assistant Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since
October 2010) and (2007–2009); Assistant Treasurer, John Hancock retail funds (2007–2009);
Assistant Treasurer, Fidelity Group of Funds (2005–2007); Vice President, Fidelity Management
Research Company (2005–2007).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Member of the Audit Committee.

3 Mr. Ladner’s term of office will end when he retires as a Trustee on 12-31-11.

4 Because Messrs. McHaffie and Vrysen are senior executives or directors with the Adviser and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Fund.

Annual report | Income Securities Trust	53

More information

Trustees	Officers	Investment adviser
Steven R. Pruchansky	Keith F. Hartstein	John Hancock Advisers, LLC
Chairman	President and
James F. Carlin	Chief Executive Officer	Subadviser
William H. Cunningham		John Hancock Asset Management
Deborah C. Jackson	Andrew G. Arnott	a division of Manulife Asset
Charles L. Ladner*	Senior Vice President	Management (US) LLC
Vice Chairman	and Chief Operating Officer
Stanley Martin*		Custodian
Hugh McHaffie†	Thomas M. Kinzler	State Street Bank and
Dr. John A. Moore*	Secretary and Chief Legal Officer	Trust Company
Patti McGill Peterson*
Gregory A. Russo	Francis V. Knox, Jr.	Transfer agent
John G. Vrysen†	Chief Compliance Officer	Mellon Investor Services
*Member of the
Audit Committee	Charles A. Rizzo	Legal counsel
†Non-Independent Trustee	Chief Financial Officer	K&L Gates LLP
Salvatore Schiavone
	Treasurer	Independent registered
public accounting firm
PricewaterhouseCoopers LLP

Stock symbol
Listed New York Stock
Exchange: JHS

For shareholder assistance refer to page 44

You can also contact us:
	1-800-852-0218	Regular mail:
	jhfunds.com	Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

54	Income Securities Trust | Annual report

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

P600A 10/11
12/11

ITEM 2. CODE OF ETHICS.

As of the end of the year, October 31, 2011, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Stanley Martin is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $43,714 for the fiscal year ended October 31, 2011 and $36,410 for the fiscal year ended October 31, 2010. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

Audit-related fees amounted to $0 for the fiscal year ended October 31, 2011 and $0 for the fiscal year ended October 31, 2010 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,107 for the fiscal year ended October 31, 2011 and $2,959 for the fiscal year ended October 31, 2010. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $73 for the fiscal year ended October 31, 2011 and $20,020 for the fiscal year ended October 31, 2010 billed to the registrant for products and services provided by the principal accountant. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2011, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $1,674,958 for the fiscal year ended October 31, 2011 and $3,086,768 for the fiscal year ended October 31, 2010.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. As of October 31, 2011, the members of the audit committee were as follows:

Stanley Martin - Chairman
Dr. John A. Moore
Charles L. Ladner
Patti McGill Peterson

Effective January 1, 2012, the members of the audit committee are as follows:

Stanley Martin - Chairman
Dr. John A. Moore
Patti McGill Peterson
James F. Carlin

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers

Information about the portfolio managers

Management Biographies and Fund ownership

Below is an alphabetical list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of October 31, 2011.

Barry H. Evans, CFA
President, Chief Fixed Income Officer and Chief Operating Officer, John Hancock Asset
Management since 2005
Senior Vice President, John Hancock Advisers LLC (1986–2005)
Began business career in 1986
Joined fund team in 2002
Fund ownership — $10,001–$50,000

Jeffrey N. Given, CFA
Vice President, John Hancock Asset Management since 2005
Second Vice President, John Hancock Advisers LLC (1993–2005)
Began business career in 1993
Joined fund team in 1999
Fund ownership — $1–$10,000

Howard C. Greene, CFA
Senior Vice President, John Hancock Asset Management since 2005
Senior Vice President, John Hancock Advisers LLC (2002–2005)
Vice President at Sun Life Financial Services Company of Canada (1987–2002)
Began business career in 1979
Joined fund team in 2005
Fund ownership — None

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2011. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
Barry H. Evans, CFA	Other Investment Companies: 8 accounts with assets of
approximately $12.0 billion.
Other Pooled Investment Vehicles: None
Other Accounts: 27 accounts with assets of
approximately $326 million.

Jeffrey N. Given, CFA	Other Investment Companies: 14 accounts with assets of
approximately $11.6 billion.
Other Pooled Investment Vehicles: 4 accounts with assets of
approximately $279.7 million.
Other Accounts: 8 accounts with assets of
approximately $2.3 billion.

Howard C. Greene, CFA	Other Investment Companies: 10 accounts with assets of
approximately $9.7 billion.
Other Pooled Investment Vehicles: 4 accounts with assets of
approximately $279.7 million.
Other Accounts: 8 accounts with assets of $2.3 billion

Neither the Adviser nor the Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above except for one Other account with total assets of approximately $245.1 million managed by Mr. Greene, for which the Subadviser receives a performance-based fee.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

• The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so each account receives the same price. Where not possible or may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect to other accounts managed by the Fund’s portfolio managers.

• The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers

The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently comprised of the following basic components: base salary and an annual investment bonus plan as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior investment professionals, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Funds.

Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Subadviser seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Subadviser and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

• Investment Performance: The investment performance of all accounts managed by the investment professional over one- and three-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (for example a Morningstar large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). With respect to fixed income accounts, relative yields are also used to measure performance.

• The Profitability of the Subadviser: The profitability of the Subadviser and its parent company are also considered in determining bonus awards.

• Non-Investment Performance: To a lesser extent, intangible contributions, including the investment professional’s support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.

Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitle to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional’s employment is terminated prior to a vesting date.

The Subadviser also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Income Securities Trust

By:	/s/ Keith F. Hartstein
------------------------------
Keith F. Hartstein
President and
Chief Executive Officer

Date:	December 13, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keith F. Hartstein
-------------------------------
Keith F. Hartstein
President and
Chief Executive Officer

Date:	December 13, 2011

By:	/s/ Charles A. Rizzo
--------------------------------
Charles A. Rizzo
Chief Financial Officer

Date:	December 13, 2011